                                                                         Bear, Stearns & Co. Inc.
   ATLANTA • BOSTON • CHICAGO                                    Asset-Backed Securities Group
   DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO                          383 Madison Avenue
   FRANKFURT • GENEVA • HONG KONG                                         New York, N.Y. 10179
   LONDON • PARIS • TOKYO                                (212) 272-2000;  (212) 272-7294   fax

----------------------------------------------------------------------------------------------

New Issue Computational Materials

$[276,640,000] (Approximate)

Mortgage Asset-Backed Pass-Through Certificates,
Series 2004-RZ4

Residential Asset Mortgage Products, Inc.
Depositor

RAMP Series 2004-RZ4 Trust
Issuer

Residential Funding Corporation
Master Servicer

December [28], 2004 (Revised December 28, 2004)

Expected Timing: Pricing Date:         On or about December [__], 2004
                 Settlement Date:      On or about January [5], 2005
                 First Payment         January 25, 2005
                 Date:

Structure:       Fixed Rate Loans:     $[120] Million
                 Adjustable Rate       $[160] Million
                 Loans:
                 Rating Agencies:      Moody's and Standard & Poor's

                                                                        Bear, Stearns & Co. Inc.
   ATLANTA • BOSTON • CHICAGO                                    Asset-Backed Securities Group
   DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO                          383 Madison Avenue
   FRANKFURT • GENEVA • HONG KONG                                         New York, N.Y. 10179
   LONDON • PARIS • TOKYO                                (212) 272-2000;  (212) 272-7294   fax

----------------------------------------------------------------------------------------------

   Statement Regarding Assumptions as to Securities, pricing estimates, and other Information

 The information  contained in the attached materials (the "Information") may include various forms of performance  analysis,  security  characteristics  and securities  pricing estimates for the  securities  addressed.  Please  read and  understand  this entire  statement  before utilizing the Information.  The Information is provided solely by Bear Stearns,  not as agent for any  issuer,  and  although  it may be based on data  supplied  to it by an  issuer,  the issuer has not  participated in its preparation  and makes no  representations  regarding its accuracy or  completeness.  Should you  receive  Information  that  refers to the  "Statement
Regarding Assumptions and Other Information," please refer to this statement instead.

 The  Information  is  illustrative  and is not intended to predict  actual results which may differ  substantially  from those  reflected  in the  Information.  Performance  analysis  is based on certain  assumptions  with respect to  significant  factors that may prove not to be
as  assumed.   You  should   understand  the  assumptions  and  evaluate   whether  they  are
appropriate  for your purposes.  Performance  results are based on  mathematical  models that use  inputs  to  calculate  results.  As with all  models,  results  may  vary  significantly depending  upon the value of the inputs  given.  Inputs to these  models  include but are not limited to: prepayment  expectations  (economic  prepayment models,  single expected lifetime prepayments or a vector of periodic  prepayments),  interest rate  assumptions  (parallel and nonparallel  changes for different  maturity  instruments),  collateral  assumptions  (actual pool  level  data,  aggregated  pool  level  data,  reported  factors  or  imputed  factors), volatility  assumptions  (historically  observed or implied current) and reported information
(paydown factors,  rate resets, and trustee  statements).  Models used in any analysis may be proprietary  making the results  difficult  for any third party to  reproduce.  Contact  your registered  representative for detailed  explanations of any modeling  techniques employed in the Information.

The Information addresses only certain aspects of the applicable  security's  characteristics and thus does not provide a complete  assessment.  As such, the  Information  may not reflect the impact of all  structural  characteristics  of the  security,  including  call events and cash flow  priorities at all prepayment  speeds and/or  interest  rates.  You should consider whether the  behavior of these  securities  should be tested as  assumptions  different  from those included in the  Information.  The assumptions  underlying the  Information,  including
structure  and   collateral,   may  be  modified  from  time  to  time  to  reflect   changed
circumstances.  Any  investment  decision  should be based only on the data in the prospectus and the prospectus  supplement or private placement  memorandum  (Offering Documents) and the then current  version of the  Information.  Any information  herein  regarding the collateral or  the  securities  supersedes  any  prior  information  regarding  the  collateral  or  the securities  and will be  superseded  by  information  regarding  the  collateral  and/or  the securities contained in the Offering Documents and any subsequent  information  regarding the collateral or the  securities.  Offering  Documents  contain data that is current as of their publication  dates  and  after  publication  may no longer be  complete  or  current  and any subsequent  information  regarding the collateral or the securities.  Contact your registered
representative  for  Offering  Documents,   current  Information  or  additional   materials,
including  other  models for  performance  analysis,  which are  likely to produce  different results, and any further explanation regarding the Information.

Any pricing  estimates  Bear Stearns has supplied at your request (a)  represent our view, at the time  determined,  of the investment  value of the  securities  between the estimated bid and offer levels,  the spread  between which may be significant  due to market  volatility or illiquidity,  (b) do not  constitute  a bid by any  person  for  any  security,  (c)  may not constitute  prices at which the  securities  could have been purchased or sold in any market,
(d) have not been  confirmed by actual trades,  may vary from the value Bear Stearns  assigns any  such  security  while in its  inventory,  and may not take  into  account  the size of a position you have in the  security,  and (e) may have been  derived from matrix  pricing that uses data  relating  to other  securities  whose  prices are more  readily  ascertainable  to produce a hypothetical  price based on the estimated  yield spread  relationship  between the securities.

General  Information:  The data  underlying  the  Information  has been obtained from sources that we believe are reliable,  but we do not guarantee  the accuracy of the  underlying  data or computations  based thereon.  Bear Stearns and/or  individuals  employed  thereby may have positions in these  securities  while the  Information  is  circulating or during such period may  engage  in  transactions  with the  issuer or its  affiliates.  We act as  principal  in transactions  with you, and accordingly,  you must determine the  appropriateness  for you of such  transactions  and address any legal,  tax, or accounting  considerations  applicable to you.  Bear Stearns  shall not be a fiduciary  or advisor  unless we have agreed in writing to receive  compensation  specifically to act in such  capacities.  If you are subject to ERISA, the  Information  is being  furnished on the condition  that it will not form a primary basis for any investment  decision.  The  Information is not a solicitation  of any  transaction in securities  which may be made only by  prospectus  when  required  by law, in which event you may obtain such prospectus from Bear Stearns.

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 1)

                        RAMP Series 2004-RZ4 Trust Structural Summary

                                     December [28], 2004
                     $[276,640,000] (Approximate - Subject to Revision)
                         Characteristics of the Certificates (1)(2)

-------------------------------------------------------------------------------------------------------------------
                                                                       Principal Lockout /     Exp.     Final
                             Ratings                        WAL (yrs.)    Window (mos.)      Maturity   Scheduled
 Class     Amount ($)    (Moody's / S&P)     Bond Type       to Call         to Call         to Call    Maturity
--------- ------------- ---------------- ----------------- ----------- ------------------- ----------- ------------
A-1       $114,262,000      Aaa / AAA      Sr Fltr (3)(4)     1.01           0 / 23         11/25/06    10/25/24
A-2        $79,217,000      Aaa / AAA      Sr Fltr (3)(4)     3.01          22 / 39         1/25/10      3/25/32
A-3        $36,681,000      Aaa / AAA      Sr Fltr (3)(4)     6.60          60 / 27         3/25/12     12/25/34
M-1        $13,020,000      Aaa / AA+     Mez Fltr (3)(4)     4.91          39 / 48         3/25/12     12/25/34
M-2        $12,740,000      Aa2 / AA-     Mez Fltr (3)(4)     4.88          37 / 50         3/25/12     12/25/34
M-3         $9,520,000       A2 / A       Mez Fltr (3)(4)     4.86          36 / 51         3/25/12     12/25/34
M-4         $2,100,000       A3 / A-      Mez Fltr (3)(4)     4.85          36 / 51         3/25/12     12/25/34
M-5         $2,100,000     Baa1 / BBB+    Mez Fltr (3)(4)     4.85          36 / 51         3/25/12     12/25/34
M-6         $2,100,000     Baa2 / BBB     Mez Fltr (3)(4)     4.85          36 / 51         3/25/12     12/25/34
M-7         $2,100,000     Baa3 / BBB-    Mez Fltr (3)(4)     4.83          36 / 51         3/25/12     12/25/34
B           $2,800,000      Ba2 / BB      Sub Fltr(3)(4)(5)   4.53          36 / 46         10/25/11    12/25/34
--------- ------------- ---------------- ----------------- ----------- ------------------- ----------- ------------
Total     $276,640,000
-------------------------------------------------------------------------------------------------------------------

               Notes:

               (1)   The Class Size is subject to a permitted variance in the aggregate of plus or minus 5%.
               (2)   The Offered Certificates will be priced to the Clean-up Call Date at the
                     Prepayment Pricing Assumptions:
                          Fixed Rate Loans:  100% PPC (4.0% CPR in month 1, building by approximately 1.909% each month to 25% CPR in month 12, and remaining constant at 25% CPR thereafter);
                          Adjustable Rate Loans:  100% PPC (4.0% CPR in month 1,
                          building by approximately 2.364% each month to 30% CPR
                          by month 12, and remaining constant at 30% CPR
                          thereafter).
               (3)   If the 10% Clean-Up Call is not exercised, the margins for the Class A Certificates will double and the margins for the Class M and Class B
                     Certificates will increase by a 1.5x multiple on the second
                     Distribution Date following the first possible Clean-Up
                     Call Date.  Each class is subject to the Net WAC Cap.
               (4)   The least of (a) One-Month LIBOR plus the related margin per annum; (b) the Net WAC
                     Rate; and (c) 11%.  The holders of the Class A, Class M
                     and Class B Certificates may also be entitled to certain
                     payments under the Yield Maintenance Agreements (as
                     described herein).
               (5)   The Class B Certificates will not be offered hereby.

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 2)

Highlights of the Program

o     The Home Solution  Program is primarily used by borrowers who wish to finance the full value of the home plus  closing  costs.  A typical  borrower is one who has limited liquidity or one who prefers not to take cash out of investments.
o     Requires residual income of at least $1,500.
o     Maximum LTV may be as high as 107%.
o     Maximum LTV of 103% for credit scores below 680.
o     Two full appraisals  required for credit scores below 620 (or one full appraisal and a field review).
o     No (a) manufactured homes or unique properties or (b) Section 32 loans allowed.

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 3)

Title of Securities:    RAMP Mortgage Asset-Backed Pass-Through Certificates, Series
                        2004-RZ4.

Depositor:              Residential   Asset   Mortgage   Products,   Inc.,  an  affiliate  of
                        Residential Funding Corporation.

Master Servicer:        Residential Funding Corporation.

Subservicer:            The  primary  servicing  will be provided  by  HomeComings  Financial
                        Network,  Inc.,  a wholly owned  subsidiary  of  Residential  Funding
                        Corporation,  with  respect  to  approximately  100% of the  Mortgage
                        Loans.

Underwriter:            Bear, Stearns & Co. Inc.

Trustee:                JPMorgan Chase Bank.

Offered Certificates:   Class A-1,  Class A-2 and Class A-3  Certificates  (collectively  the
                        "Class A Certificates" or the "Senior Certificates").

                        Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6
                        and   Class   M-7   Certificates    (collectively    the   "Class   M
                        Certificates").

                        Class  A  Certificates   and  Class  M  Certificates   (the  "Offered
                        Certificates").

                        The  certificates  are  not  offered  hereby,  but  will  be  offered pursuant  to a  Prospectus  which  includes a  Prospectus  Supplement
                        (together,  the  "Prospectus").  Additional  information with respect to the Offered  Certificates  and the Mortgage  Loans is contained in
                        the  Prospectus.   Any  of  the  information   contained   herein  is
                        qualified  in  its  entirety  by  the  information  appearing  in the
                        Prospectus.  To the  extent  that  any of the  information  contained herein is  inconsistent  with the  Prospectus,  the Prospectus  shall govern in all  respects.  Sales of the Offered  Certificates  may not be consummated unless the purchaser has received the Prospectus.

Non-Offered
Certificates:           Class B Certificates  (the "Class B Certificates").

Statistical
Calculation Date:       November 1, 2004

Cut-Off Date:           December 1, 2004

Closing Date:           On or about January [5], 2005

Distribution Date:      Distribution  of principal  and interest on the Offered  Certificates will be  made on the  25th  day of  each  month,  or if this is not a business day, on the next business day, commencing in January 2005.

Form of Offered
Certificates:           The Offered  Certificates  will be available in book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:  The  Class A  Certificates  and the Class  M-1  Certificates  will be offered in minimum  denominations  of $25,000 and integral  multiples of $1 in excess  thereof.  The  Class  M-2,  Class  M-3,  Class  M-4,
                        Class M-5,  Class M-6 and Class M-7  Certificates  will be offered in minimum  denominations  of $250,000 and  integral  multiples of $1 in excess thereof.

Tax Status:             The Offered  Certificates  will be designated as regular interests in a REMIC  and,  as such,  will be  treated  as debt  instruments  of a
                        REMIC for federal income tax purposes.

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 4)

ERISA Eligibility:      The Class A  Certificates  may be eligible  for  purchase by employee benefit  plans that are  subject to the  Employee  Retirement  Income
                        Security  Act of 1974 or Section  4975 of the  Internal  Revenue Code
                        of 1986,  subject to  certain  conditions.  The Class M  Certificates will not be  eligible  for  purchase  by such  plans  other than with assets of insurance  company  general  accounts.  However,  investors should  consult  with their  counsel  with  respect  to  consequences
                        under  ERISA  and  the  Internal   Revenue  Code  of  such  a  plan's
                        acquisitions and ownership of such Offered Certificates.

SMMEA Eligibility:      None  of  the  Offered   Certificates   are  expected  to  constitute
                        "mortgage related  securities" for purposes of the Secondary Mortgage
                        Market Enhancement Act of 1984.

P&I Advances:           The Master  Servicer  will be  obligated  to advance,  or cause to be advanced,  cash with respect to delinquent  payments of principal and interest  on  the  Mortgage  Loans  to the  extent  that  the  Master
                        Servicer  reasonably  believes  that such cash advances can be repaid from  future  payments  on the  related  Mortgage  Loans.  These cash advances  are only  intended to maintain a regular  flow of scheduled interest  and  principal  payments  on the  certificates  and are not intended to guarantee or insure against losses.

Monthly Fees:           Subservicing  fee  minimum  of  0.25%  per  annum,  payable  monthly;
                        Master Servicing Fee of 0.05% per annum, payable monthly.

Eligible
Master Servicing
Compensation:           For any  Distribution  Date,  an  amount  equal to the  lesser of (a)
                        one-twelfth  of  0.125%  of  the  stated  principal  balance  of  the
                        Mortgage Loans  immediately  preceding that Distribution Date and (b)
                        the sum of the master  servicing  fee payable to the Master  Servicer in  respect  of its  master  servicing  activities  and  reinvestment income  received  by the  Master  Servicer  on amounts  payable  with respect to that Distribution Date.

Optional Call:          If the  aggregate  principal  balance of the  mortgages  loans  after giving effect to distributions to be made on that  Distribution  Date falls  below  10% of the  original  principal  balance  thereof,  the holders  of  the  call  rights  may  terminate  the  trust  as of the
                        Cut-Off Date (the "Clean-up Call Date").

Mortgage Loans:         The  mortgage  pool will  consist  of one- to  two-family,  fixed and adjustable  rate mortgage  loans secured by first liens on fee simple or leasehold interests on residential mortgage properties.

Credit Enhancement:     Credit enhancement for the structure is provided by the following:
                                (1)   Excess Cashflow;
                                (2)   Overcollateralization; and
                                (3)   Subordination.

Excess Cashflow:        With  respect to any  Distribution  Date,  an amount equal to the sum of (x) the  excess  of the  available  distribution  amount  for that
                        Distribution  Date  over  the  sum of (a) the  interest  distribution amount  for  the  certificates  that  Distribution  Date  and (b) the
                        Principal  Remittance  Amount for that  Distribution Date and (y) the
                        Overcollateralization    Reduction   Amount,   if   any,   for   that
                        Distribution Date.

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 5)

Required
Overcollateralization
Amount:                 For any  Distribution  Date (i) prior to the Stepdown Date, an amount equal to 1.20%  of the  aggregate  stated  principal  balance  of the
                        Mortgage  Loans,  (ii) on or  after  the  Stepdown  Date  provided  a
                        Trigger  Event is not in  effect,  the  greater  of (x)  2.40% of the
                        then  current   aggregate   outstanding   principal  balance  of  the
                        Mortgage  Loans after giving  effect to  distributions  to be made on that  Distribution  Date and (y) the  Overcollateralization  Floor or
                        (iii)  on or  after  the  Stepdown  Date  if a  Trigger  Event  is in
                        effect,   the   Required   Overcollateralization   Amount   for   the
                        immediately    preceding     Distribution    Date.    The    Required
                        Overcollateralization  Amount  will be fully  funded  on the  Closing
                        Date.

Overcollateralization
Floor:                  An amount  equal to 0.50% of the  aggregate  principal  balance of the  Mortgage  Loans  as of the  Cut-Off  Date,  or  approximately
                        $1,400,000.

Excess
Overcollateralization
Amount:                 With respect to any  Distribution  Date,  the excess,  if any, of the
                        Overcollateralization  Amount  on that  Distribution  Date  over  the
                        Required Overcollateralization Amount on that Distribution Date.

Overcollateralization
Amount:                 With respect to any Distribution  Date, the excess,  if any, of
                        (a) the aggregate  stated  principal  balances of the Mortgage  Loans before  giving  effect to  distributions  of  principal to be made on
                        that   Distribution   Date,   over  (b)  the  aggregate   certificate
                        principal  balance of the Class A,  Class M and Class B  Certificates before taking into account  distributions  of principal to be made on that Distribution Date.

Overcollateralization
Increase
Amount:                 With  respect  to any  Distribution  Date,  an  amount  equal  to the lesser of (i) the  Excess  Cashflow  for that  Distribution  Date (to the extent not used to cover  losses)  and (ii) the  excess,  if any,
                        of  (x)  the   Required   Overcollateralization   Amount   for   that
                        Distribution  Date  over  (y) the  Overcollateralization  Amount  for that Distribution Date.

Overcollateralization
Reduction
Amount:                 With  respect  to  any  Distribution   Date  for  which  the  Excess
                        Overcollateralization  Amount  is, or would be,  after  taking  into account  all  other  distributions  to be made on that  Distribution
                        Date, greater than zero, an amount equal to the lesser of
                        (i) the Excess  Overcollateralization  Amount  immediately  prior to that  Distribution  Date, and (ii) the Principal  Remittance  Amount
                        for that Distribution Date.

Expected Credit
Support Percentage:     Class       Initial Credit Support*       After Stepdown Support

                        A                  17.80%                        35.60%
                        M-1                13.15%                        26.30%
                        M-2                 8.60%                        17.20%
                        M-3                 5.20%                        10.40%
                        M-4                 4.45%                         8.90%
                        M-5                 3.70%                         7.40%
                        M-6                 2.95%                         5.90%
                        M-7                 2.20%                         4.40%
                        B                   1.20%                         2.40%

                        *For any class of Offered  Certificates,  the Initial  Credit Support is the sum of all Offered  Certificates  subordinate to such class as a  percentage  of  the  aggregate  stated  principal  balance  of the
                        Mortgage  Loans as of the Cut-Off Date.  The Initial  Credit  Support
                        is inclusive of the Overcollateralization Target Amount.

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 6)

Subordination Percentage:    Class       Subordination Percentage

                              A                 64.40%
                              M-1               73.70%
                              M-2               82.80%
                              M-3               89.60%
                              M-4               91.10%
                              M-5               92.60%
                              M-6               94.10%
                              M-7               95.60%
                              B                 97.60%

  Stepdown Date:         The  earlier  to  occur  of  (i)  the  Distribution  Date
                         immediately  succeeding  the  Distribution  Date on which
                         the aggregate  certificate principal balance of the Class
                         A  Certificates  has  been  reduced  to zero or (ii)  the
                         later to occur of (x) the  Distribution  Date in  January
                         2008 and (y) the  first  Distribution  Date on which  the
                         Senior  Enhancement  Percentage  is greater than or equal
                         to the [35.60]%.

Senior Enhancement
Percentage:             On any Distribution Date, the Senior  Enhancement  Percentage will be equal to a  fraction,  the  numerator  of which is the sum of (x) the aggregate  certificate  principal  balance of the Class M and Class B
                        Certificates  immediately  prior  to that  Distribution  Date and (y)
                        the   Overcollateralization   Amount   immediately   prior   to  that
                        Distribution  Date,  and the  denominator  of which is the  aggregate stated  principal  balance of the Mortgage  Loans after giving effect to distributions to be made on that Distribution Date.

Trigger Event:          A Trigger  Event is in effect with respect to any  Distribution  Date
                        if  either  (i)  on  or  after  the  Stepdown  Date  the   Sixty-Plus
                        Delinquency  Percentage,  as  determined on that  Distribution  Date, exceeds  [11.00]%  or  (ii)  on or  after  the  Distribution  Date in
                        January 2008 the aggregate  amount of realized losses  allocated as a percentage  of the Cut-Off Date  aggregate  principal  balance of the
                        Mortgage Loans exceeds the values defined below:

                             Distribution Dates
                        January 2008 to December     [1.50]% for the first month, plus
                        2008                         an additional 1/12th
                                                     of  [0.75]% for every subsequent
                                                     month;

                        January 2009 to December     [2.25]% for the first month, plus
                        2009                         an additional 1/12th
                                                     of  [0.75]% for every subsequent
                                                     month;

                        January 2010 to December     [3.00]% for the first month, plus
                        2010                         an additional 1/12th
                                                     of  [0.25]% for every subsequent
                                                     month;

                        January 2011 and             [3.25]%
                        thereafter

Sixty-Plus Delinquency
Percentage:             With  respect  to any  Distribution  Date on or  after  the  Stepdown
                        Date,  the  arithmetic  average,  for each of the three  Distribution
                        Dates  ending  with  such   Distribution   Date,   of  the  fraction,
                        expressed  as  a  percentage,  equal  to  (x)  the  aggregate  stated
                        principal  balance  of the  Mortgage  Loans  that are 60 or more days
                        delinquent   in  payment  of   principal   and   interest   for  that
                        Distribution  Date,  including  mortgaged loans in foreclosure,  REO, over  (y)  the  aggregate  stated  principal  balance  of  all of the
                        Mortgage Loans immediately preceding the relevant Distribution Date.

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 7)

Interest Payments:      On  each  Distribution  Date  holders  of the  certificates  will  be
                        entitled   to  receive   the   interest   that  has  accrued  on  the
                        certificates  at the  related  pass-through  rate  during the related
                        Accrual  Period,  and any interest due on a prior  Distribution  Date that was not paid.

Accrual Period:         The Offered  Certificates will be entitled to interest accrued,  with respect to any  Distribution  Date,  from and including the preceding
                        Distribution  Date (or from and  including  the  Closing  Date in the case of the first  Distribution  Date) to and including the day prior to the then current  Distribution  Date (the  "Floating  Rate Accrual
                        Period") calculated on an actual/360-day basis.

Net Mortgage Rate:      With  respect  to any  Mortgage  Loan,  the per annum  mortgage  rate thereon  minus the per annum rates at which the master  servicing and subservicing fees are paid.

Maximum Net Mortgage
Rate:                   With  respect  to any  adjustable  rate  Mortgage  Loan,  the maximum net  mortgage  rate;  with  respect to the fixed rate
                        Mortgage Loan, the Net Mortgage Rate.

Net WAC Cap:            The  pass-through   rate  of  the  Class  A,  Class  M  and  Class  B
                        Certificates  with respect to each  Distribution Date will be subject to a cap equal to the  product  of (i)  weighted  average  of the Net
                        Mortgage  Rates on the  Mortgage  Loans as of the end of the calendar month  immediately  preceding  the month in which  such  Distribution
                        Date occurs and (ii) a  fraction,  the  numerator  of which is 30 and the  denominator  of  which  is the  actual  number  of  days  in the
                        related  interest  accrual  period  and,   adjusted  to  account  for
                        payments  required  to be made under the  related  yield  maintenance agreement, if any.

Basis Risk
Shortfall:              With respect to any class of Class A or Class M  Certificates  or the
                        Class B Certificates and any  Distribution  Date on which the Net WAC
                        Cap Rate is used to determine  the  pass-through  rate for that class of  certificates,  an  amount  equal  to the  excess  of (i)  accrued certificate  interest  for that class  calculated  at a rate equal to the  least of (a)  One-Month  LIBOR  plus  the  related  Margin,  (b)
                        11.00% per annum and (c) the  weighted  average  Maximum Net Mortgage
                        Rate,  over  (ii)  accrued   certificate   interest  for  that  class
                        calculated  using the Net WAC Cap Rate;  plus any  unpaid  Basis Risk
                        Shortfall from prior  Distribution  Dates,  plus interest  thereon to the extent  not  previously  paid from  Excess  Cash Flow,  at a rate equal to the least of (a)  One-Month  LIBOR plus the related  Margin,
                        (b)  11.00%  per  annum  and (c) the  weighted  average  Maximum  Net
                        Mortgage Rate. In addition,  any interest rate  shortfalls  allocated to any  class of  certificates  caused  by the  failure  of the yield maintenance  agreements  provider to make required  payments pursuant to the  related  yield  maintenance  agreement  will  be  Basis  Risk
                        Shortfalls  payable  to  that  class  in  the  amounts  and  priority described under Excess Cash Flow Distributions.

Prepayment Interest
Shortfall:              With respect to any Distribution  Date, the aggregate  shortfall,  if
                        any,  in   collections   of   interest   resulting   from   mortgagor
                        prepayments  on the  Mortgage  Loans  during the  preceding  calendar
                        month.   These   shortfalls   will   result   because   interest   on
                        prepayments  in full is  distributed  only to the date of prepayment, and because no interest is  distributed  on  prepayments  in part, as these  prepayments  in part are  applied  to reduce  the  outstanding
                        principal   balance  of  the  Mortgage  Loans  as  of  the  due  date
                        immediately  preceding  the date of  prepayment.  No assurance can be given  that  the  amounts  available  to  cover  Prepayment  Interest
                        Shortfalls  will be  sufficient  therefor.  Any  Prepayment  Interest
                        Shortfalls not covered by Eligible Master  Servicing  Compensation or
                        Excess  Cash Flow and  allocated  to a class of offered  certificates will accrue  interest  at the then  applicable  pass-through  rate on that class of offered certificates.

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 8)

Relief Act Shortfalls:  With respect to any  Distribution  Date,  the  shortfall,  if any, in collections  of  interest  resulting  from the  Servicemembers  Civil
                        Relief  Act of  1940.  Relief  Act  Shortfalls  will  be  covered  by available  Excess  Cashflow in the current  period only as  described under  "Excess  Cashflow  Distributions."  Any Relief Act  Shortfalls
                        allocated  to the Offered  Certificates  for the  current  period not
                        covered  by  Excess  Cash  Flow  will  remain   unpaid.   Relief  Act
                        Shortfalls   will  be  allocated  on  a  pro-rata   basis  among  the
                        certificates.

Allocation of Losses:   Realized  losses on the  mortgage  loans will be  allocated as follows:
                                (i)   to Excess Cashflow;
                                (ii)  by a reduction in the Overcollateralization Amount until reduced to zero;
                                (iii) to the Class B Certificates until the certificate principal balance thereof has been reduced to zero;
                                (iv)  to the Class M-7 Certificates until the certificate principal balance thereof has been reduced to zero;
                                (v)   to the Class M-6 Certificates until the certificate principal balance thereof has been reduced to zero;
                                (vi)  to the Class M-5 Certificates until the certificate principal balance thereof has been reduced to zero;
                                (vii) to the Class M-4 Certificates until the certificate principal balance thereof has been reduced to zero;
                                (viii)to the Class M-3 Certificates until the certificate principal balance thereof has been reduced to zero;
                                (ix)  to the Class M-2 Certificates until the certificate principal balance thereof has been reduced to zero;
                                (x)   to the Class M-1 Certificates until the certificate principal balance thereof has been reduced to zero; and
                                (xi)  for losses to the Class A Certificates, on a pro rata basis based on their related certificate principal balance.

Step-up Coupon:         The rate used to calculate the pass-through  rate on the Class M and
                        Class B Certificates  will increase by a 1.5x multiple on the second
                        Distribution  Date following the first possible  Clean-Up Call Date.
                        The  margin  on the Class A  Certificates  will  increase  to 2x the original margin on the second  Distribution Date following the first possible Clean-up Call Date.

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 9)

Principal Payments:     The Class A  Principal  Distribution  Amount,  with  respect  to the
                        Class A  Certificates,  will be  distributed to the Class A-1, Class
                        A-2 and Class A-3  Certificates,  sequentially in that order,  until each class is paid in full.

                        The  Class M and Class B  Certificates  will be  subordinate  to the
                        Class A  Certificates,  and will not receive any principal  payments until after the Stepdown  Date,  or if a Trigger Event is in effect, unless the aggregate  principal  balance of the Class A Certificates is equal to zero.

                        On or  after  the  Stepdown  Date and if a  Trigger  Event is not in
                        effect,  or if  the  aggregate  principal  balance  of the  Class  A
                        Certificates  has been  reduced  to zero,  the  remaining  principal distribution  amount will be distributed  in the following  order of priority:  to the Class M-1  Certificates,  the Class M-1  Principal
                        Distribution  Amount, to the Class M-2  Certificates,  the Class M-2
                        Principal  Distribution  Amount, to the Class M-3 Certificates,  the
                        Class  M-3  Principal   Distribution   Amount,   to  the  Class  M-4
                        Certificates,  the Class M-4 Principal  Distribution  Amount, to the
                        Class  M-5  Certificates,   the  Class  M-5  Principal  Distribution
                        Amount,  to the Class  M-6  Certificates,  the  Class M-6  Principal
                        Distribution  Amount, to the Class M-7  Certificates,  the Class M-7
                        Principal  Distribution Amount and to the Class B Certificates,  the
                        Class B  Principal  Distribution  Amount,  in each  case  until  the certificate principal balance thereof has been reduced to zero.

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 10)

Principal Distribution
Amount:                 For any  Distribution  Date,  the lesser of (a) the excess of (x) the available  distribution  amount  over (y) the  interest  distribution amount  and  (b)  sum of the  following  amounts  (a)  the  Principal
                        Remittance   Amount  for  the  Mortgage  Loans  and  (b)  the  Excess
                        Cashflow to the extent  distributable  as principal to cover realized
                        losses   on  the   Mortgage   Loans   and  to  reach   the   Required
                        Overcollateralization   Amount,   minus   the   Overcollateralization
                        Reduction  Amount,  subsequent  recoveries on the Mortgage  Loans and certain  other  amounts with respect to  servicing  modifications  as set forth in the Pooling and Servicing Agreement.

                        In  no  event  will  the   Principal   Distribution   Amount  on  any
                        Distribution  Date be less than zero or greater than the  outstanding aggregate  certificate  principal balance of the Class A, Class M and
                        Class B Certificates.

Principal Remittance
Amount:                 For any  Distribution  Date,  the sum of the following  amounts:  (i)
                        the  principal  portion  of all  scheduled  monthly  payments  on the
                        Mortgage  Loans  received or advanced with respect to the related due
                        period;   (ii)  the   principal   portion  of  all  proceeds  of  the
                        repurchase  of the  Mortgage  Loans or, in the case of  substitution, amounts  representing  a  principal  adjustment  as  required  in the
                        pooling  and  servicing   agreement  during  the  preceding  calendar
                        month;  and  (iii) the  principal  portion  of all other  unscheduled collections  received  on  the  related  Mortgage  Loans  during  the preceding  calendar month  including,  without  limitation,  full and partial principal prepayments made by the respective  mortgagors,  to the extent  not  distributed  in the  preceding  month but  excluding subsequent recoveries.

Class A Principal
Distribution Amount:    With respect to any Distribution Date:

                             (i)    prior to the Stepdown  Date or on or after the Stepdown
                                    Date if  a  Trigger  Event  is  in  effect, the Principal
                                    Distribution  Amount  for  that Distribution Date, or
                             (ii)   on or  after  the  Stepdown  Date  if a  Trigger  Event
                                    is not  in  effect  for  that
                                    Distribution  Date,  the  lesser  of:  (i) the  Principal
                                    Distribution  Amount  for  that  Distribution  Date;  and
                                    (ii)  the  excess  of  (a)  the   aggregate   certificate
                                    principal   balance   of   the   Class   A   Certificates
                                    immediately  prior  to that  Distribution  Date  over (b)
                                    the  lesser of (x) the  product of (1) 64.40% and (2) the
                                    aggregate  stated  principal   balance  of  the  Mortgage
                                    Loans after  giving  effect to  distributions  to be made
                                    on that  Distribution  Date and (y) the aggregate  stated
                                    principal  balance of the  Mortgage  Loans  after  giving
                                    effect to distributions  to be made on that  Distribution
                                    Date, less the Overcollateralization Floor.

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 11)

Class M-1 Principal
Distribution Amount:    With respect to any Distribution Date:

                             (i)    prior to the Stepdown Date or on or after the   Stepdown
                                    Date if a Trigger Event  is  in  effect,   the remaining
                                    Principal  Distribution  Amount  for  that  Distribution
                                    Date   after   distribution  of  the Class  A  Principal
                                    Distribution Amount, or
                             (ii)   on or  after the Stepdown Date  if a Trigger Event is not
                                    in  effect  for that  Distribution Date,  the  lesser of:
                                    (i) the  remaining Principal Distribution Amount for that
                                    Distribution  Date  after  distribution  of  the  Class A
                                    Principal Distribution  Amount; and (ii) the excess of (a)
                                    the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the payment  of the Class A  Principal  Distribution  Amount)
                                    and (2) the  certificate  principal  balance of the Class
                                    M-1 Certificates  immediately  prior to that Distribution
                                    Date  over  (b)  the  lesser  of (x) the  product  of (1)
                                    73.70% and (2) the  aggregate  stated  principal  balance
                                    of  the   Mortgage   Loans   after   giving   effect   to
                                    distributions  to be made on that  Distribution  Date and
                                    (y)  the  aggregate  stated  principal   balance  of  the
                                    Mortgage  Loans after giving effect to  distributions  to
                                    be   made   on   that   Distribution   Date,   less   the
                                    Overcollateralization Floor.

Class M-2 Principal
Distribution Amount:    With respect to any Distribution Date:

                             (i)    prior   to   the   Stepdown  Date   or  on  or  after the
                                    Stepdown   Date  if  a  Trigger  Event  is  in
                                    effect, the remaining  Principal  Distribution Amount for
                                    that  Distribution  Date after  distribution of the Class
                                    A Principal  Distribution  Amount and Class M-1 Principal
                                    Distribution Amount, or
                             (ii)   on  or   after   the   Stepdown  Date  if a  Trigger
                                    Event    is   not  in   effect  for  that
                                    Distribution  Date,  the  lesser  of:  (i) the  remaining
                                    Principal   Distribution  Amount  for  that  Distribution
                                    Date  after   distribution   of  the  Class  A  Principal
                                    Distribution    Amount    and   Class    M-1    Principal
                                    Distribution  Amount;  and (ii) the excess of (a) the sum
                                    of (1) the  aggregate  certificate  principal  balance of
                                    the  Class A and  Class M-1  Certificates  (after  taking
                                    into  account  the  payment  of  the  Class  A  Principal
                                    Distribution    Amount    and   Class    M-1    Principal
                                    Distribution  Amount for that Distribution  Date) and (2)
                                    the  certificate  principal  balance  of  the  Class  M-2
                                    Certificates   immediately  prior  to  that  Distribution
                                    Date  over  (b)  the  lesser  of (x) the  product  of (1)
                                    82.80% and (2) the  aggregate  stated  principal  balance
                                    of  the   Mortgage   Loans   after   giving   effect   to
                                    distributions  to be made on that  Distribution  Date and
                                    (y)  the  aggregate  stated  principal   balance  of  the
                                    Mortgage  Loans after giving effect to  distributions  to
                                    be   made   on   that   Distribution   Date,   less   the
                                    Overcollateralization Floor.

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 12)

Class M-3 Principal
Distribution Amount:    With respect to any Distribution Date:

                             (i)    prior   to  the  Stepdown  Date   or  on  or  after  the
                                    Stepdown   Date  if  a  Trigger  Event   is   in  effect,
                                    the    remaining   Principal  Distribution   Amount   for
                                    that  Distribution  Date after  distribution of the Class
                                    A  Principal  Distribution  Amount,  Class M-1  Principal
                                    Distribution    Amount,    and   Class   M-2    Principal
                                    Distribution Amount, or
                             (ii)   on or  after  the  Stepdown  Date  if a Trigger Event  is
                                    not  in  effect  for  that Distribution  Date,
                                    the  lesser  of:  (i) the  remaining
                                    Principal   Distribution  Amount  for  that  Distribution
                                    Date  after   distribution   of  the  Class  A  Principal
                                    Distribution    Amount,    the   Class   M-1    Principal
                                    Distribution   Amount   and  the  Class   M-2   Principal
                                    Distribution  Amount;  and (ii) the excess of (a) the sum
                                    of (1) the  aggregate  certificate  principal  balance of
                                    the  Class  A,  Class  M-1  and  Class  M-2  Certificates
                                    (after  taking  into  account  the payment of the Class A
                                    Principal  Distribution  Amount,  the Class M-1 Principal
                                    Distribution   Amount   and  the  Class   M-2   Principal
                                    Distribution  Amount for that Distribution  Date) and (2)
                                    the  certificate  principal  balance  of  the  Class  M-3
                                    Certificates   immediately  prior  to  that  Distribution
                                    Date  over  (b)  the  lesser  of (x) the  product  of (1)
                                    89.60% and (2) the  aggregate  stated  principal  balance
                                    of  the   Mortgage   Loans   after   giving   effect   to
                                    distributions  to be made on that  Distribution  Date (y)
                                    the aggregate  stated  principal  balance of the Mortgage
                                    Loans after  giving  effect to  distributions  to be made
                                    on     that      Distribution      Date,     less     the
                                    Overcollateralization Floor.

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 13)

Class M-4 Principal
Distribution Amount:    With respect to any Distribution Date:

                             (i)    prior   to    the    Stepdown  Date   or   on   or  after
                                    the Stepdown  Date if a Trigger Event is in
                                    effect, the remaining  Principal  Distribution Amount for
                                    that  Distribution  Date after  distribution of the Class
                                    A  Principal  Distribution  Amount,  Class M-1  Principal
                                    Distribution  Amount,  Class M-2  Principal  Distribution
                                    Amount and Class M-3 Principal Distribution Amount, or
                             (ii)   on   or    after    the   Stepdown   Date   if a  Trigger
                                    Event  is not  in  effect  for  that
                                    Distribution  Date,  the  lesser  of:  (i) the  remaining
                                    Principal   Distribution  Amount  for  that  Distribution
                                    Date  after   distribution   of  the  Class  A  Principal
                                    Distribution    Amount,    the   Class   M-1    Principal
                                    Distribution    Amount,    the   Class   M-2    Principal
                                    Distribution   Amount   and  the  Class   M-3   Principal
                                    Distribution  Amount;  and (ii) the excess of (a) the sum
                                    of (1) the  aggregate  certificate  principal  balance of
                                    the  Class  A,  Class  M-1,   Class  M-2  and  Class  M-3
                                    Certificates  (after  taking into  account the payment of
                                    the  Class A  Principal  Distribution  Amount,  the Class
                                    M-1  Principal   Distribution   Amount,   the  Class  M-2
                                    Principal   Distribution   Amount   and  the   Class  M-3
                                    Principal   Distribution  Amount  for  that  Distribution
                                    Date) and (2) the  certificate  principal  balance of the
                                    Class  M-4   Certificates   immediately   prior  to  that
                                    Distribution   Date  over  (b)  the  lesser  of  (x)  the
                                    product  of (1)  91.10%  and  (2)  the  aggregate  stated
                                    principal  balance of the  Mortgage  Loans  after  giving
                                    effect to distributions  to be made on that  Distribution
                                    Date (y) the aggregate  stated  principal  balance of the
                                    Mortgage  Loans after giving effect to  distributions  to
                                    be   made   on   that   Distribution   Date,   less   the
                                    Overcollateralization Floor.

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 14)

Class M-5 Principal
Distribution Amount:    With respect to any Distribution Date:

                             (i)    prior  to  the   Stepdown  Date  or  on  or  after  the
                                    Stepdown  Date if a Trigger Event is in
                                    effect, the remaining  Principal  Distribution Amount for
                                    that  Distribution  Date after  distribution of the Class
                                    A  Principal  Distribution  Amount,  Class M-1  Principal
                                    Distribution  Amount,  Class M-2  Principal  Distribution
                                    Amount,  Class  M-3  Principal  Distribution  Amount  and
                                    Class M-4 Principal Distribution Amount, or
                             (ii)   on   or   after   the   Stepdown    Date  if a  Trigger
                                    Event  is not  in  effect  for  that
                                    Distribution  Date,  the  lesser  of:  (i) the  remaining
                                    Principal   Distribution  Amount  for  that  Distribution
                                    Date  after   distribution   of  the  Class  A  Principal
                                    Distribution    Amount,    the   Class   M-1    Principal
                                    Distribution  Amount,  Class M-2  Principal  Distribution
                                    Amount,  Class M-3 Principal  Distribution Amount and the
                                    Class M-4  Principal  Distribution  Amount;  and (ii) the
                                    excess  of (a) the sum of (1) the  aggregate  certificate
                                    principal  balance of the Class A, Class M-1,  Class M-2,
                                    Class M-3 and Class M-4  Certificates  (after taking into
                                    account   the   payment   of  the   Class   A   Principal
                                    Distribution    Amount,    the   Class   M-1    Principal
                                    Distribution  Amount,  Class M-2  Principal  Distribution
                                    Amount,  Class M-3 Principal  Distribution Amount and the
                                    Class  M-4   Principal   Distribution   Amount  for  that
                                    Distribution  Date)  and  (2) the  certificate  principal
                                    balance of the Class M-5 Certificates  immediately  prior
                                    to that  Distribution  Date  over (b) the  lesser  of (x)
                                    the  product of (1) 92.60% and (2) the  aggregate  stated
                                    principal  balance of the  Mortgage  Loans  after  giving
                                    effect to distributions  to be made on that  Distribution
                                    Date (y) the aggregate  stated  principal  balance of the
                                    Mortgage  Loans after giving effect to  distributions  to
                                    be   made   on   that   Distribution   Date,   less   the
                                    Overcollateralization Floor.

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 15)

Class M-6 Principal
Distribution Amount:    With respect to any Distribution Date:

                             (i)    prior   to   the   Stepdown    Date   or   on   or  after
                                    the   Stepdown   Date  if   a   Trigger   Event   is   in
                                    effect, the remaining  Principal  Distribution Amount for
                                    that  Distribution  Date after  distribution of the Class
                                    A  Principal  Distribution  Amount,  Class M-1  Principal
                                    Distribution  Amount,  Class M-2  Principal  Distribution
                                    Amount,  Class M-3 Principal  Distribution  Amount, Class
                                    M-4   Principal   Distribution   Amount   and  Class  M-5
                                    Principal Distribution Amount, or
                             (ii)   on   or  after   the   Stepdown   Date   if   a   Trigger
                                    Event   is   not   in    effect   for   that
                                    Distribution  Date,  the  lesser  of:  (i) the  remaining
                                    Principal   Distribution  Amount  for  that  Distribution
                                    Date  after   distribution   of  the  Class  A  Principal
                                    Distribution    Amount,    the   Class   M-1    Principal
                                    Distribution  Amount,  Class M-2  Principal  Distribution
                                    Amount,  Class M-3  Principal  Distribution  Amount,  the
                                    Class M-4  Principal  Distribution  Amount  and the Class
                                    M-5 Principal  Distribution  Amount;  and (ii) the excess
                                    of  (a)  the  sum  of  (1)  the   aggregate   certificate
                                    principal  balance of the Class A, Class M-1,  Class M-2,
                                    Class M-3,  Class M-4 and Class M-5  Certificates  (after
                                    taking   into   account   the  payment  of  the  Class  A
                                    Principal  Distribution  Amount,  the Class M-1 Principal
                                    Distribution  Amount,  Class M-2  Principal  Distribution
                                    Amount,  Class M-3 Principal  Distribution  Amount, Class
                                    M-4  Principal  Distribution  Amount  and the  Class  M-5
                                    Principal   Distribution  Amount  for  that  Distribution
                                    Date) and (2) the  certificate  principal  balance of the
                                    Class  M-6   Certificates   immediately   prior  to  that
                                    Distribution   Date  over  (b)  the  lesser  of  (x)  the
                                    product  of (1)  94.10%  and  (2)  the  aggregate  stated
                                    principal  balance of the  Mortgage  Loans  after  giving
                                    effect to distributions  to be made on that  Distribution
                                    Date (y) the aggregate  stated  principal  balance of the
                                    Mortgage  Loans after giving effect to  distributions  to
                                    be   made   on   that   Distribution   Date,   less   the
                                    Overcollateralization Floor.

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 16)

Class M-7 Principal
Distribution Amount:    With respect to any Distribution Date:

                             (i)    prior   to   the   Stepdown  Date   or   on    or   after
                                    the Stepdown  Date if a Trigger Event is in
                                    effect, the remaining  Principal  Distribution Amount for
                                    that  Distribution  Date after  distribution of the Class
                                    A  Principal  Distribution  Amount,  Class M-1  Principal
                                    Distribution  Amount,  Class M-2  Principal  Distribution
                                    Amount,  Class M-3 Principal  Distribution  Amount, Class
                                    M-4 Principal  Distribution  Amount,  Class M-5 Principal
                                    Distribution    Amount    and   Class    M-6    Principal
                                    Distribution Amount, or
                             (ii)   on   or   after    the    Stepdown   Date   if a  Trigger
                                    Event  is not  in  effect  for  that
                                    Distribution  Date,  the  lesser  of:  (i) the  remaining
                                    Principal   Distribution  Amount  for  that  Distribution
                                    Date  after   distribution   of  the  Class  A  Principal
                                    Distribution    Amount,    the   Class   M-1    Principal
                                    Distribution  Amount,  Class M-2  Principal  Distribution
                                    Amount,  Class M-3  Principal  Distribution  Amount,  the
                                    Class M-4 Principal  Distribution  Amount,  the Class M-5
                                    Principal   Distribution   Amount   and  the   Class  M-6
                                    Principal  Distribution  Amount;  and (ii) the  excess of
                                    (a) the sum of (1) the  aggregate  certificate  principal
                                    balance  of the Class A,  Class  M-1,  Class  M-2,  Class
                                    M-3,  Class  M-4,  Class M-5 and  Class M-6  Certificates
                                    (after  taking  into  account  the payment of the Class A
                                    Principal  Distribution  Amount,  the Class M-1 Principal
                                    Distribution  Amount,  Class M-2  Principal  Distribution
                                    Amount,  Class M-3 Principal  Distribution  Amount, Class
                                    M-4  Principal   Distribution   Amount,   the  Class  M-5
                                    Principal   Distribution   Amount   and  the   Class  M-6
                                    Principal   Distribution  Amount  for  that  Distribution
                                    Date) and (2) the  certificate  principal  balance of the
                                    Class  M-7   Certificates   immediately   prior  to  that
                                    Distribution   Date  over  (b)  the  lesser  of  (x)  the
                                    product  of (1)  95.60%  and  (2)  the  aggregate  stated
                                    principal  balance of the  Mortgage  Loans  after  giving
                                    effect to distributions  to be made on that  Distribution
                                    Date (y) the aggregate  stated  principal  balance of the
                                    Mortgage  Loans after giving effect to  distributions  to
                                    be   made   on   that   Distribution   Date,   less   the
                                    Overcollateralization Floor.

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 17)

Class B Principal
Distribution Amount:    With respect to any Distribution Date:

                             (i)    prior   to    the   Stepdown   Date   or   on   or  after
                                    the Stepdown  Date if a Trigger Event is in
                                    effect, the remaining  Principal  Distribution Amount for
                                    that  Distribution  Date after  distribution of the Class
                                    A  Principal  Distribution  Amount,  Class M-1  Principal
                                    Distribution  Amount,  Class M-2  Principal  Distribution
                                    Amount,  Class M-3 Principal  Distribution  Amount, Class
                                    M-4 Principal  Distribution  Amount,  Class M-5 Principal
                                    Distribution  Amount,  Class M-6  Principal  Distribution
                                    Amount and Class M-7 Principal Distribution Amount, or
                             (ii)   on   or    after    the    Stepdown   Date    if   a
                                    Trigger  Event  is not  in  effect  for   that
                                    Distribution  Date,  the  lesser  of:  (i) the  remaining
                                    Principal   Distribution  Amount  for  that  Distribution
                                    Date  after   distribution   of  the  Class  A  Principal
                                    Distribution    Amount,    the   Class   M-1    Principal
                                    Distribution  Amount,  Class M-2  Principal  Distribution
                                    Amount,  Class M-3  Principal  Distribution  Amount,  the
                                    Class M-4 Principal  Distribution  Amount,  the Class M-5
                                    Principal  Distribution  Amount,  the Class M-6 Principal
                                    Distribution   Amount   and  the  Class   M-7   Principal
                                    Distribution  Amount;  and (ii) the excess of (a) the sum
                                    of (1) the  aggregate  certificate  principal  balance of
                                    the Class A, Class  M-1,  Class  M-2,  Class  M-3,  Class
                                    M-4,  Class  M-5,  Class M-6 and  Class M-7  Certificates
                                    (after  taking  into  account  the payment of the Class A
                                    Principal  Distribution  Amount,  the Class M-1 Principal
                                    Distribution  Amount,  Class M-2  Principal  Distribution
                                    Amount,  Class M-3 Principal  Distribution  Amount, Class
                                    M-4  Principal   Distribution   Amount,   the  Class  M-5
                                    Principal  Distribution  Amount,  the Class M-6 Principal
                                    Distribution   Amount   and  the  Class   M-7   Principal
                                    Distribution  Amount for that Distribution  Date) and (2)
                                    the  certificate   principal   balance  of  the  Class  B
                                    Certificates   immediately  prior  to  that  Distribution
                                    Date  over  (b)  the  lesser  of (x) the  product  of (1)
                                    97.60% and (2) the  aggregate  stated  principal  balance
                                    of  the   Mortgage   Loans   after   giving   effect   to
                                    distributions  to be made on that  Distribution  Date (y)
                                    the aggregate  stated  principal  balance of the Mortgage
                                    Loans after  giving  effect to  distributions  to be made
                                    on     that      Distribution      Date,     less     the
                                    Overcollateralization Floor.

Interest Distributions:       On each  Distribution  Date,  accrued and unpaid interest (less prepayment interest
                        shortfalls  not  covered  by  compensating  interest  and  Relief Act
                        Shortfalls)  will be paid to the  holders  of  Class  A,  Class M and
                        Class B  Certificates  to the  extent of the  available  distribution amount as described in the  Prospectus  Supplement  in the  following order of priority:

                                    (i)    To the Class A Certificates, pro rata;
                                    (ii)   To the Class M-1 Certificates;
                                    (iii)  To the Class M-2 Certificates;
                                    (iv)   To the Class M-3 Certificates;
                                    (v)    To the Class M-4 Certificates;
                                    (vi)   To the Class M-5 Certificates;
                                    (vii)  To the Class M-6 Certificates;
                                    (viii) To the Class M-7 Certificates; and
                                    (ix)   To the Class B Certificates.

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 18)

Excess Cashflow
Distributions:          On each  Distribution  Date, the Excess  Cashflow will be distributed in the following order of priority:

                             (i)    To  pay  to  holders   of   the   class  or  classes   of
                                    certificates  then  entitled  to receive
                                    distributions  in  respect  of  principal  (as  described
                                    above),   the  principal   portion  of  realized   losses
                                    incurred  on  the  Mortgage   Loans  for  the   preceding
                                    calendar month;
                             (ii)   To  pay   any   Overcollateralization   Increase  Amount
                                    to  the  class or classes of certificates  then entitled
                                    to receive  distributions  in respect of principal;
                             (iii)  To  pay  the  holders  of  the Class A, and M and Class B
                                    Certificates,  pro rata, based on
                                    Prepayment  Interest  Shortfalls  allocated thereto,  the
                                    amount of any Prepayment  Interest  Shortfalls  allocated
                                    thereto  for that  Distribution  Date,  to the extent not
                                    covered by  Eligible  Master  Servicing  Compensation  on
                                    that Distribution Date;
                             (iv)   To pay  the  holders  of  the  Class A, and M and Class B
                                    Certificates,  pro rata, based on
                                    unpaid   Prepayment   Interest   Shortfalls    previously
                                    allocated  thereto,  any Prepayment  Interest  Shortfalls
                                    remaining unpaid from prior  Distribution  Dates together
                                    with interest thereon;
                             (v)    To  the  holders  of  the  Class A   Certificates,
                                    pro rata, and then to the holders of the
                                    Class M and Class B  Certificates,  in order of priority,
                                    any  Basis  Risk   Shortfalls   allocated   thereto  that
                                    remains unpaid as of the Distribution Date;
                             (vi)   To  pay  the  holders of the Class A, Class M and Class B
                                    Certificates,  pro rata,  based
                                    on  Relief  Act  Shortfalls  allocated  thereto  on  that
                                    Distribution   Date,   the   amount  of  any  Relief  Act
                                    Shortfalls  occurring  in the  current  interest  accrual
                                    period;
                             (vii)  To  pay  the  holders  of  the  Class  A  Certificates, pro rata, and then to the holders of
                                    the  Class  M and  Class  B  Certificates,  in  order  of
                                    priority,  the  principal  portion of ay realized  losses
                                    previously  allocated  thereto that remain  unreimbursed;
                                    and
                             (viii) To  pay   the   holders  of  the  Class SB   Certificates
                                    any  balance  remaining  in accordance  with the terms of
                                    the pooling  and  servicing agreement.

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 19)

Yield Maintenance
Agreements:             On the  Closing  Date,  the  Trustee  will enter into two Yield
                        Maintenance   Agreements  with  [  ]  (the  "Counterparty")  for  the
                        benefit  of (1) the Class A  Certificates  and (2) the  aggregate  of
                        the  Class  M  and  Class  B  Certificates,   respectively.  On  each
                        Distribution  Date,  payments under each Yield Maintenance  Agreement will be made  based on (i) an amount  equal to the  lesser of (a) the
                        related   notional   balance  (as  set  forth   below)  and  (b)  the
                        outstanding    certificate   principal   balance   of   the   related
                        certificates  immediately  preceding that  Distribution Date and (ii)
                        the strike rate (as set forth  below).  Such  payments will be capped at their maximum  amount when  one-month  LIBOR equals or exceeds the applicable Ceiling Rate.

                        The Yield  Maintenance  Agreement for the Class A  Certificates  will have a  strike  rate  equal  to  7.00%  per  annum  for the  first 30 distribution  dates;  7.50%  per  annum  for the next 6  distribution dates;  and 8.00% per annum for the next 11 distribution  dates.  The ceiling rate  applicable  to each period under the Yield  Maintenance
                        Agreement will be 9.25% per annum.

                        ---------------------------------------------------------------
                            Notional Balance Schedule for the Class A Certificates
                        ---------------------------------------------------------------
                        Distribution Date   Balance ($)    Distribution   Balance ($)
                                                               Date
                        ---------------------------------------------------------------
                          Closing Date      230,160,000      12/25/06     106,124,942
                             1/25/05        227,402,529      1/25/07      101,816,290
                             2/25/05        224,116,953      2/25/07       97,626,958
                             3/25/05        220,311,041      3/25/07       93,553,627
                             4/25/05        215,994,566      4/25/07       89,593,107
                             5/25/05        211,183,582      5/25/07       85,742,226
                             6/25/05        205,897,729      6/25/07       81,997,891
                             7/25/05        200,164,524      7/25/07       78,357,174
                             8/25/05        194,018,176      8/25/07       74,817,181
                             9/25/05        187,581,306      9/25/07       71,375,042
                             10/25/05        181,082,188      10/25/07      68,028,064
                             11/25/05        174,695,220      11/25/07      64,773,692
                             12/25/05        168,485,466      12/25/07      61,609,170
                             1/25/06        162,448,023      1/25/08       61,609,170
                             2/25/06        156,578,050      2/25/08       61,609,170
                             3/25/06        150,870,892      3/25/08       61,609,170
                             4/25/06        145,321,995      4/25/08       61,609,170
                             5/25/06        139,926,953      5/25/08       61,609,170
                             6/25/06        134,681,482      6/25/08       60,675,945
                             7/25/06        129,581,418      7/25/08       59,001,173
                             8/25/06        124,622,758      8/25/08       57,372,687
                             9/25/06        119,801,491      9/25/08       55,789,201
                            10/25/06        115,113,959      10/25/08      54,249,469
                            11/25/06        110,556,410      11/25/08          -
                        ---------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 20)

Yield Maintenance
Agreements (continued): The  Yield  Maintenance  Agreement  for  the  Class  M  and  Class  B
                        Certificates  will  have a strike  rate  equal to 5.25% per annum for the  first 36  distribution  dates;  and 6.50% per annum for the next
                        11  distribution  dates.  The ceiling rate  applicable to each period under the Yield Maintenance Agreement will be 7.50% per annum.

                        ---------------------------------------------------------------------------
                             Notional Balance Schedule for the Class M and Class B Certificates
                        ---------------------------------------------------------------------------
                          Distribution Date       Balance ($)     Distribution Date   Balance ($)
                        --------------------- ------------------- ----------------- ---------------
                            Closing Date            46,480,000        12/25/06      46,480,000
                              1/25/05               46,480,000        1/25/07       46,480,000
                              2/25/05               46,480,000        2/25/07       46,480,000
                              3/25/05               46,480,000        3/25/07       46,480,000
                              4/25/05               46,480,000        4/25/07       46,480,000
                              5/25/05               46,480,000        5/25/07       46,480,000
                              6/25/05               46,480,000        6/25/07       46,480,000
                              7/25/05               46,480,000        7/25/07       46,480,000
                              8/25/05               46,480,000        8/25/07       46,480,000
                              9/25/05               46,480,000        9/25/07       46,480,000
                              10/25/05              46,480,000        10/25/07      46,480,000
                              11/25/05              46,480,000        11/25/07      46,480,000
                              12/25/05              46,480,000        12/25/07      46,480,000
                              1/25/06               46,480,000        1/25/08       44,162,061
                              2/25/06               46,480,000        2/25/08       41,241,957
                              3/25/06               46,480,000        3/25/08       38,402,602
                              4/25/06               46,480,000        4/25/08       35,641,754
                              5/25/06               46,480,000        5/25/08       32,957,233
                              6/25/06               46,480,000        6/25/08       31,280,146
                              7/25/06               46,480,000        7/25/08       30,416,754
                              8/25/06               46,480,000        8/25/08       29,577,224
                              9/25/06               46,480,000        9/25/08       28,760,893
                              10/25/06              46,480,000        10/25/08      27,967,118
                              11/25/06              46,480,000        11/25/08
                        --------------------- ------------------- ----------------- ---------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 21)

                                 Class A
                           Available Funds Cap
                         (100% PPC; Actual/360)

----------------------------------------------------------------------
 Month   Spot   Index    Month   Spot   Index   Month   Spot   Index
        Index   Values          Index   Values         Index   Values
        Values  at 20%          Values  at 20%         Values  at 20%
----------------------------------------------------------------------
   1      7.15   7.15     37     7.13   9.55     73     7.15   9.77
----------------------------------------------------------------------
   2      6.92   9.17     38     7.13   9.55     74     7.15   9.77
----------------------------------------------------------------------
   3      7.66   9.91     39     7.62   10.12    75     7.92   10.81
----------------------------------------------------------------------
   4      6.92   9.17     40     7.13   9.55     76     7.15   9.76
----------------------------------------------------------------------
   5      7.15   9.40     41     7.37   9.82     77     7.39   10.07
----------------------------------------------------------------------
   6      6.92   9.17     42     7.13   9.54     78     7.15   9.74
----------------------------------------------------------------------
   7      7.15   9.40     43     7.37   9.82     79     7.39   10.06
----------------------------------------------------------------------
   8      6.92   9.17     44     7.13   9.54     80     7.15   9.73
----------------------------------------------------------------------
   9      6.92   9.17     45     7.13   9.53     81     7.16   9.72
----------------------------------------------------------------------
   10     7.15   9.40     46     7.37   9.81     82     7.39   10.04
----------------------------------------------------------------------
   11     6.92   9.17     47     7.13   10.51    83     7.16   9.71
----------------------------------------------------------------------
   12     7.15   9.40     48     7.37   9.57     84     7.40   10.03
----------------------------------------------------------------------
   13     6.92   9.17     49     7.13   9.25     85     7.16   9.70
----------------------------------------------------------------------
   14     6.93   9.18     50     7.13   9.25     86     7.16   9.69
----------------------------------------------------------------------
   15     7.67   9.92     51     7.90   10.24
-----------------------------------------------
   16     6.93   9.18     52     7.14   9.24
-----------------------------------------------
   17     7.16   9.41     53     7.37   9.54
-----------------------------------------------
   18     6.93   9.18     54     7.14   9.23
-----------------------------------------------
   19     7.16   9.41     55     7.38   9.53
-----------------------------------------------
   20     6.93   9.18     56     7.14   9.22
-----------------------------------------------
   21     6.93   9.18     57     7.14   9.22
-----------------------------------------------
   22     7.17   9.42     58     7.38   9.52
-----------------------------------------------
   23     7.01   9.54     59     7.14   9.85
-----------------------------------------------
   24     7.24   9.78     60     7.38   10.18
-----------------------------------------------
   25     7.01   9.54     61     7.14   9.84
-----------------------------------------------
   26     7.01   9.54     62     7.14   9.83
-----------------------------------------------
   27     7.76   10.32    63     7.91   10.88
-----------------------------------------------
   28     7.01   9.54     64     7.14   9.82
-----------------------------------------------
   29     7.25   9.78     65     7.38   10.14
-----------------------------------------------
   30     7.01   9.54     66     7.14   9.81
-----------------------------------------------
   31     7.25   9.28     67     7.38   10.13
-----------------------------------------------
   32     7.02   9.04     68     7.15   9.80
-----------------------------------------------
   33     7.02   9.04     69     7.15   9.79
-----------------------------------------------
   34     7.25   9.28     70     7.39   10.11
-----------------------------------------------
   35     7.12   10.06    71     7.15   9.79
-----------------------------------------------
   36     7.36   10.33    72     7.39   10.11
-----------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 22)

                          Class M and Class B
                          Available Funds Cap
                         (100% PPC; Actual/360)

----------------------------------------------------------------------
 Month   Spot   Index   Month   Spot   Index   Month   Spot   Index
        Index   Values         Index   Values         Index   Values
        Values  at 20%         Values  at 20%         Values  at 20%
----------------------------------------------------------------------
   1      7.15   7.15     37     7.13   9.31     73     7.15   9.77
----------------------------------------------------------------------
   2      6.92   9.17     38     7.13   9.30     74     7.15   9.77
----------------------------------------------------------------------
   3      7.66   9.91     39     7.62   9.87     75     7.92   10.81
----------------------------------------------------------------------
   4      6.92   9.17     40     7.13   9.30     76     7.15   9.76
----------------------------------------------------------------------
   5      7.15   9.40     41     7.37   9.57     77     7.39   10.07
----------------------------------------------------------------------
   6      6.92   9.17     42     7.13   9.29     78     7.15   9.74
----------------------------------------------------------------------
   7      7.15   9.40     43     7.37   9.57     79     7.39   10.06
----------------------------------------------------------------------
   8      6.92   9.17     44     7.13   9.29     80     7.15   9.73
----------------------------------------------------------------------
   9      6.92   9.17     45     7.13   9.28     81     7.16   9.72
----------------------------------------------------------------------
   10     7.15   9.40     46     7.37   9.56     82     7.39   10.04
----------------------------------------------------------------------
   11     6.92   9.17     47     7.13   10.26    83     7.16   9.71
----------------------------------------------------------------------
   12     7.15   9.40     48     7.37   9.57     84     7.40   10.03
----------------------------------------------------------------------
   13     6.92   9.17     49     7.13   9.25     85     7.16   9.70
----------------------------------------------------------------------
   14     6.93   9.18     50     7.13   9.25     86     7.16   9.69
----------------------------------------------------------------------
   15     7.67   9.92     51     7.90   10.24
-----------------------------------------------
   16     6.93   9.18     52     7.14   9.24
-----------------------------------------------
   17     7.16   9.41     53     7.37   9.54
-----------------------------------------------
   18     6.93   9.18     54     7.14   9.23
-----------------------------------------------
   19     7.16   9.41     55     7.38   9.53
-----------------------------------------------
   20     6.93   9.18     56     7.14   9.22
-----------------------------------------------
   21     6.93   9.18     57     7.14   9.22
-----------------------------------------------
   22     7.17   9.42     58     7.38   9.52
-----------------------------------------------
   23     7.01   9.54     59     7.14   9.85
-----------------------------------------------
   24     7.24   9.78     60     7.38   10.18
-----------------------------------------------
   25     7.01   9.54     61     7.14   9.84
-----------------------------------------------
   26     7.01   9.54     62     7.14   9.83
-----------------------------------------------
   27     7.76   10.32    63     7.91   10.88
-----------------------------------------------
   28     7.01   9.54     64     7.14   9.82
-----------------------------------------------
   29     7.25   9.78     65     7.38   10.14
-----------------------------------------------
   30     7.01   9.54     66     7.14   9.81
-----------------------------------------------
   31     7.25   9.78     67     7.38   10.13
-----------------------------------------------
   32     7.02   9.54     68     7.15   9.80
-----------------------------------------------
   33     7.02   9.54     69     7.15   9.79
-----------------------------------------------
   34     7.25   9.78     70     7.39   10.11
-----------------------------------------------
   35     7.12   10.56    71     7.15   9.79
-----------------------------------------------
   36     7.36   10.83    72     7.39   10.11
-----------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 23)

                                   Prepayment Sensitivity

Class A-1 (to call / maturity)
------------------------------------------------------------------------------------------------------
% of Pricing Speed Assumption             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
Average Life (years)                   12.25       1.78       1.27       1.01       0.84       0.73
Modified Duration (years)              10.09       1.71       1.23       0.98       0.82       0.71
First Principal Payment              1/25/05    1/25/05    1/25/05    1/25/05    1/25/05    1/25/05
Last Principal Payment              10/25/24    7/25/08    6/25/07   11/25/06    7/25/06    4/25/06
Principal Lockout (months)                 0          0          0          0          0          0
Principal Window (months)                238         43         30         23         19         16
Illustrative Yield @ Par (30/360)      2.61%      2.60%      2.60%      2.60%      2.60%      2.59%
------------------------------------------------------------------------------------------------------

Class A-2 (to call / maturity)
------------------------------------------------------------------------------------------------------
% of Pricing Speed Assumption             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
Average Life (years)                   23.51       6.01       4.09       3.01       2.20       1.82
Modified Duration (years)              17.06       5.43       3.80       2.84       2.10       1.75
First Principal Payment             10/25/24    7/25/08    6/25/07   11/25/06    7/25/06    4/25/06
Last Principal Payment               3/25/32    1/25/15   10/25/11    1/25/10   12/25/08    6/25/07
Principal Lockout (months)               237         42         29         22         18         15
Principal Window (months)                 90         79         53         39         30         15
Illustrative Yield @ Par (30/360)      2.77%      2.77%      2.77%      2.77%      2.76%      2.76%
------------------------------------------------------------------------------------------------------

Class A-3 (to call)
------------------------------------------------------------------------------------------------------
% of Pricing Speed Assumption             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
Average Life (years)                   28.27      12.93       8.84       6.60       5.17       3.47
Modified Duration (years)              19.10      10.64       7.70       5.93       4.73       3.25
First Principal Payment              3/25/32    1/25/15   10/25/11    1/25/10   12/25/08    6/25/07
Last Principal Payment               8/25/33    1/25/19    8/25/14    3/25/12    8/25/10    7/25/09
Principal Lockout (months)               326        120         81         60         47         29
Principal Window (months)                 18         49         35         27         21         26
Illustrative Yield @ Par (30/360)      2.89%      2.89%      2.89%      2.89%      2.89%      2.89%
------------------------------------------------------------------------------------------------------

Class A-3 (to maturity)
------------------------------------------------------------------------------------------------------
% of Pricing Speed Assumption             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
Average Life (years)                   28.56      15.18      10.61       7.92       6.21       4.30
Modified Duration (years)              19.23      12.00       8.92       6.92       5.57       3.94
First Principal Payment              3/25/32    1/25/15   10/25/11    1/25/10   12/25/08    6/25/07
Last Principal Payment              10/25/34    8/25/31   11/25/25   12/25/20    7/25/17    3/25/15
Principal Lockout (months)               326        120         81         60         47         29
Principal Window (months)                 32        200        170        132        104         94
Illustrative Yield @ Par (30/360)      2.90%      2.94%      2.95%      2.95%      2.96%      2.97%
------------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 24)

                              Prepayment Sensitivity (Cont'd)

Class M-1 (to call)
------------------------------------------------------------------------------------------------------
% of Pricing Speed Assumption             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
Average Life (years)                   26.18       9.38       6.39       4.92       4.34       4.40
Modified Duration (years)              18.07       7.98       5.69       4.49       4.02       4.07
First Principal Payment             12/25/26    8/25/09    2/25/08    4/25/08    7/25/08   12/25/08
Last Principal Payment               8/25/33    1/25/19    8/25/14    3/25/12    8/25/10    7/25/09
Principal Lockout (months)               263         55         37         39         42         47
Principal Window (months)                 81        114         79         48         26          8
Illustrative Yield @ Par (30/360)      2.92%      2.92%      2.92%      2.92%      2.92%      2.92%
------------------------------------------------------------------------------------------------------

Class M-1 (to maturity)
------------------------------------------------------------------------------------------------------
% of Pricing Speed Assumption             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
Average Life (years)                   26.30      10.23       7.05       5.41       4.72       4.75
Modified Duration (years)              18.12       8.50       6.16       4.87       4.33       4.37
First Principal Payment             12/25/26    8/25/09    2/25/08    4/25/08    7/25/08   12/25/08
Last Principal Payment               8/25/34    6/25/28    3/25/22   12/25/17    3/25/15    3/25/13
Principal Lockout (months)               263         55         37         39         42         47
Principal Window (months)                 93        227        170        117         81         52
Illustrative Yield @ Par (30/360)      2.92%      2.94%      2.94%      2.94%      2.94%      2.94%
------------------------------------------------------------------------------------------------------

Class M-2 (to call)
------------------------------------------------------------------------------------------------------
% of Pricing Speed Assumption             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
Average Life (years)                   26.18       9.38       6.39       4.88       4.17       3.95
Modified Duration (years)              17.85       7.94       5.67       4.45       3.86       3.67
First Principal Payment             12/25/26    8/25/09    2/25/08    2/25/08    4/25/08    7/25/08
Last Principal Payment               8/25/33    1/25/19    8/25/14    3/25/12    8/25/10    7/25/09
Principal Lockout (months)               263         55         37         37         39         42
Principal Window (months)                 81        114         79         50         29         13
Illustrative Yield @ Par (30/360)      3.03%      3.03%      3.03%      3.02%      3.02%      3.02%
------------------------------------------------------------------------------------------------------

Class M-2 (to maturity)
------------------------------------------------------------------------------------------------------
% of Pricing Speed Assumption             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
Average Life (years)                   26.29      10.18       7.00       5.33       4.53       4.24
Modified Duration (years)              17.90       8.42       6.10       4.79       4.14       3.91
First Principal Payment             12/25/26    8/25/09    2/25/08    2/25/08    4/25/08    7/25/08
Last Principal Payment               8/25/34    4/25/27    2/25/21    2/25/17    6/25/14    8/25/12
Principal Lockout (months)               263         55         37         37         39         42
Principal Window (months)                 93        213        157        109         75         50
Illustrative Yield @ Par (30/360)      3.03%      3.04%      3.04%      3.04%      3.04%      3.04%
------------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 25)

                                  Prepayment Sensitivity (Cont'd)

Class M-3 (to call)
------------------------------------------------------------------------------------------------------
% of Pricing Speed Assumption             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
Average Life (years)                   26.18       9.38       6.39       4.86       4.09       3.72
Modified Duration (years)              17.12       7.79       5.60       4.38       3.75       3.44
First Principal Payment             12/25/26    8/25/09    2/25/08    1/25/08    3/25/08    4/25/08
Last Principal Payment               8/25/33    1/25/19    8/25/14    3/25/12    8/25/10    7/25/09
Principal Lockout (months)               263         55         37         36         38         39
Principal Window (months)                 81        114         79         51         30         16
Illustrative Yield @ Par (30/360)      3.39%      3.39%      3.38%      3.38%      3.38%      3.38%
------------------------------------------------------------------------------------------------------

Class M-3 (to maturity)
------------------------------------------------------------------------------------------------------
% of Pricing Speed Assumption             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
Average Life (years)                   26.28      10.05       6.89       5.23       4.37       3.96
Modified Duration (years)              17.16       8.19       5.94       4.66       3.98       3.63
First Principal Payment             12/25/26    8/25/09    2/25/08    1/25/08    3/25/08    4/25/08
Last Principal Payment               6/25/34    5/25/25    6/25/19   11/25/15    6/25/13   11/25/11
Principal Lockout (months)               263         55         37         36         38         39
Principal Window (months)                 91        190        137         95         64         44
Illustrative Yield @ Par (30/360)      3.39%      3.41%      3.41%      3.41%      3.41%      3.41%
------------------------------------------------------------------------------------------------------

Class M-4 (to call)
------------------------------------------------------------------------------------------------------
% of Pricing Speed Assumption             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
Average Life (years)                   26.18       9.38       6.39       4.85       4.04       3.63
Modified Duration (years)              16.92       7.75       5.57       4.36       3.70       3.36
First Principal Payment             12/25/26    8/25/09    2/25/08    1/25/08    2/25/08    3/25/08
Last Principal Payment               8/25/33    1/25/19    8/25/14    3/25/12    8/25/10    7/25/09
Principal Lockout (months)               263         55         37         36         37         38
Principal Window (months)                 81        114         79         51         31         17
Illustrative Yield @ Par (30/360)      3.49%      3.49%      3.49%      3.49%      3.49%      3.49%
------------------------------------------------------------------------------------------------------

Class M-4 (to maturity)
------------------------------------------------------------------------------------------------------
% of Pricing Speed Assumption             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
Average Life (years)                   26.27       9.90       6.78       5.12       4.26       3.81
Modified Duration (years)              16.95       8.06       5.84       4.56       3.87       3.50
First Principal Payment             12/25/26    8/25/09    2/25/08    1/25/08    2/25/08    3/25/08
Last Principal Payment               4/25/34   12/25/22    7/25/17    5/25/14    4/25/12   11/25/10
Principal Lockout (months)               263         55         37         36         37         38
Principal Window (months)                 89        161        114         77         51         33
Illustrative Yield @ Par (30/360)      3.49%      3.51%      3.51%      3.51%      3.51%      3.51%
------------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 26)

                                  Prepayment Sensitivity (Cont'd)

Class M-5 (to call)
------------------------------------------------------------------------------------------------------
% of Pricing Speed Assumption             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
Average Life (years)                   26.18       9.38       6.39       4.85       4.03       3.61
Modified Duration (years)              15.61       7.47       5.42       4.26       3.63       3.29
First Principal Payment             12/25/26    8/25/09    2/25/08    1/25/08    2/25/08    3/25/08
Last Principal Payment               8/25/33    1/25/19    8/25/14    3/25/12    8/25/10    7/25/09
Principal Lockout (months)               263         55         37         36         37         38
Principal Window (months)                 81        114         79         51         31         17
Illustrative Yield @ Par (30/360)      4.21%      4.21%      4.21%      4.21%      4.21%      4.21%
------------------------------------------------------------------------------------------------------

Class M-5 (to maturity)
------------------------------------------------------------------------------------------------------
% of Pricing Speed Assumption             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
Average Life (years)                   26.25       9.80       6.70       5.07       4.21       3.76
Modified Duration (years)              15.63       7.70       5.63       4.42       3.76       3.40
First Principal Payment             12/25/26    8/25/09    2/25/08    1/25/08    2/25/08    3/25/08
Last Principal Payment               2/25/34    3/25/22   12/25/16   11/25/13   12/25/11    8/25/10
Principal Lockout (months)               263         55         37         36         37         38
Principal Window (months)                 87        152        107         71         47         30
Illustrative Yield @ Par (30/360)      4.21%      4.23%      4.24%      4.24%      4.24%      4.24%
------------------------------------------------------------------------------------------------------

Class M-6 (to call)
------------------------------------------------------------------------------------------------------
% of Pricing Speed Assumption             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
Average Life (years)                   26.18       9.38       6.39       4.85       4.03       3.58
Modified Duration (years)              15.43       7.43       5.40       4.25       3.62       3.25
First Principal Payment             12/25/26    8/25/09    2/25/08    1/25/08    2/25/08    2/25/08
Last Principal Payment               8/25/33    1/25/19    8/25/14    3/25/12    8/25/10    7/25/09
Principal Lockout (months)               263         55         37         36         37         37
Principal Window (months)                 81        114         79         51         31         18
Illustrative Yield @ Par (30/360)      4.31%      4.31%      4.31%      4.31%      4.31%      4.31%
------------------------------------------------------------------------------------------------------

Class M-6 (to maturity)
------------------------------------------------------------------------------------------------------
% of Pricing Speed Assumption             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
Average Life (years)                   26.23       9.65       6.59       4.98       4.15       3.67
Modified Duration (years)              15.45       7.58       5.53       4.35       3.70       3.32
First Principal Payment             12/25/26    8/25/09    2/25/08    1/25/08    2/25/08    2/25/08
Last Principal Payment               1/25/34    3/25/21    3/25/16    5/25/13    7/25/11    4/25/10
Principal Lockout (months)               263         55         37         36         37         37
Principal Window (months)                 86        140         98         65         42         27
Illustrative Yield @ Par (30/360)      4.31%      4.33%      4.33%      4.33%      4.33%      4.33%
------------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 27)

                                  Prepayment Sensitivity (Cont'd)

Class M-7 (to call)
------------------------------------------------------------------------------------------------------
% of Pricing Speed Assumption             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
Average Life (years)                   26.17       9.35       6.37       4.83       4.00       3.56
Modified Duration (years)              13.75       7.02       5.18       4.11       3.49       3.16
First Principal Payment             12/25/26    8/25/09    2/25/08    1/25/08    1/25/08    2/25/08
Last Principal Payment               8/25/33    1/25/19    8/25/14    3/25/12    8/25/10    7/25/09
Principal Lockout (months)               263         55         37         36         36         37
Principal Window (months)                 81        114         79         51         32         18
Illustrative Yield @ Par (30/360)      5.40%      5.40%      5.40%      5.40%      5.40%      5.40%
------------------------------------------------------------------------------------------------------

Class M-7 (to maturity)
------------------------------------------------------------------------------------------------------
% of Pricing Speed Assumption             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
Average Life (years)                   26.18       9.41       6.41       4.85       4.02       3.57
Modified Duration (years)              13.75       7.05       5.20       4.12       3.51       3.17
First Principal Payment             12/25/26    8/25/09    2/25/08    1/25/08    1/25/08    2/25/08
Last Principal Payment              10/25/33   12/25/19    4/25/15    8/25/12   12/25/10   11/25/09
Principal Lockout (months)               263         55         37         36         36         37
Principal Window (months)                 83        125         87         56         36         22
Illustrative Yield @ Par (30/360)      5.40%      5.40%      5.40%      5.40%      5.40%      5.40%
------------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 28)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                                     AGGREGATE MORTGAGE LOANS

Summary                                                           Total         Minimum   Maximum
---------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                  $265,877,782.38
Number of Loans                                                    1,820
Average Current Loan Balance                                 $146,086.69      $23,967.69 $546,797.66
(1) Original Loan-to-Value Ratio                                 102.13%          91.00%     107.00%
(1) Mortgage Rate                                                 7.449%          5.750%     10.000%
(1) Net Mortgage Rate                                             7.149%          5.450%      9.700%
(1) Remaining Term to Stated Maturity (months)                       357             177         360
(1) (2) Credit Score                                                 707             578         816
---------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 100.00% of the Group I Mortgage Loans have Credit Scores.
---------------------------------------------------------------------------------------------------
                                                                               Percent of Cut-Off
                                                                                      Date
                                           Range                                Principal Balance

         Product Type                      Fixed Rate                                    43.03%
                                           Adjustable Rate                               56.97%

         Fully Amortizing Mortgage Loans                                                 99.98%

         Lien                              First                                        100.00%

         Property Type                     Single-family detached                        68.45%
                                           Planned Unit Developments
                                           (detached)                                    10.80%
                                           Condo Low-Rise (less than 5
                                           stories)                                       7.59%
                                           Two- to four- family units                     5.81%
                                           Planned Unit Developments
                                           (attached)                                     4.84%
                                           Townhouse                                      2.36%
                                           Leasehold                                      0.15%

         Documentation Type                Full Documentation                            84.04%
                                           Reduced Documentation                         15.96%

         Geographic Distribution           Florida                                        9.50%
                                           California                                     8.46%
                                           Maryland                                       5.83%
                                           Pennsylvania                                   5.69%
                                           Michigan                                       5.02%

         Number of States (including DC)   51

         Largest Zip Code Concentration    33027                                          0.32%

         Loans with Prepayment Penalties                                                 57.30%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 29)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

                     Credit Score Distribution of the Aggregate Mortgage Loans

 ==================================================================================================
                                                        Percentage
                                                            of                        Weighted
                            Number of                    Aggregate     Average        Average
         Range of           Mortgage      Principal      Mortgage     Principal    Loan-to-Value
       Credit Scores          Loans        Balance         Loans       Balance         Ratio
 ==================================================================================================
   Less than 600                     1          $96,811      0.04%         $96,811       106.00%
   600 - 619                       135       17,179,243      6.46          127,254       101.74
   620 - 639                       155       21,894,874      8.23          141,257       101.81
   640 - 659                       133       19,028,688      7.16          143,073       101.84
   660 - 679                       108       16,706,158      6.28          154,687       102.23
   680 - 699                       226       34,616,046     13.02          153,168       104.42
   700 - 719                       169       27,236,961     10.24          161,165       104.65
   720 - 739                       333       49,118,215     18.47          147,502       101.67
   740 - 759                       266       39,412,781     14.82          148,168       101.29
   760 - 779                       178       25,091,705      9.44          140,965       100.37
   780 - 799                        93       12,884,033      4.85          138,538       100.18
   800 or greater                   23        2,612,268      0.98          113,577        99.69
 -------------------------------------------------------------------------------------------------
           TOTAL:                1,820     $265,877,782     100.00%       $146,087       102.13%
 -------------------------------------------------------------------------------------------------

                      Debt-to-Income Ratios of the Aggregate Mortgage Loans

 ==================================================================================================
                                                      Percentage
                                                          of               Weighted     Weighted
          Range of           Number of                 Aggregate Average    Average     Average
       Debt-to-Income        Mortgage     Principal    Mortgage Principal  Credit     Loan-to-Value
         Ratios (%)            Loans       Balance      Loans    Balance     Score       Ratio
 ==================================================================================================
    0.01% -   5.00%                   2       $189,554   0.07%     $94,777     774        95.00%
    5.01% - 10.00%                    3        177,752   0.07       59,251     759        96.40
   10.01% - 15.00%                   16      1,544,504   0.58       96,532     753        97.00
   15.01% - 20.00%                   25      2,963,126   1.11      118,525     735       100.88
   20.01% - 25.00%                   88     10,326,492   3.88      117,347     725       100.96
   25.01% - 30.00%                  172     20,052,766   7.54      116,586     717       101.49
   30.01% - 35.00%                  338     45,151,069  16.98      133,583     713       101.66
   35.01% - 40.00%                  675    109,396,556  41.15      162,069     712       102.22
   40.01% - 45.00%                  449     68,717,933  25.85      153,047     692       102.84
   45.01% - 50.00%                   52      7,358,030   2.77      141,501     640       102.31
 -------------------------------------------------------------------------------------------------
           TOTAL:                 1,820   $265,877,782  100.00%   $146,087     707       102.13%
 -------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 30)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

            Original Mortgage Loan Principal Balances of the Aggregate Mortgage Loans

 ==================================================================================================
                                                         Percentage
                                                            of                 Weighted   Weighted
     Range of Original         Number of                 Aggregate   Average   Average    Average
       Mortgage Loan           Mortgage     Principal    Mortgage   Principal  Credit   Loan-to-Value
   Principal Balances ($)        Loans       Balance       Loans     Balance    Score      Ratio
 ==================================================================================================
   $      1 - $100,000             512    $37,605,423   14.14%      $73,448    706       100.88%
   $100,001 - $200,000             970    140,031,962   52.67       144,363    704       102.16
   $200,001 - $300,000             287     69,590,356   26.17       242,475    709       102.15
   $300,001 - $400,000              40     13,510,450    5.08       337,761    709       103.91
   $400,001 - $500,000               8      3,525,133    1.33       440,642    719       105.83
   $500,001 - $600,000               3      1,614,459    0.61       538,153    743       104.64
 -------------------------------------------------------------------------------------------------
           TOTAL:                1,820   $265,877,782  100.00%     $146,087    707       102.13%
 -------------------------------------------------------------------------------------------------

                       Net Mortgage Rates of the Aggregate Mortgage Loans

 ==================================================================================================
                                                     Percentage
                                                         of                 Weighted   Weighted
                            Number of                 Aggregate   Average   Average    Average
        Range of Net        Mortgage     Principal    Mortgage   Principal  Credit   Loan-to-Value
     Mortgage Rates (%)       Loans       Balance       Loans     Balance    Score      Ratio
 ==================================================================================================
      5.000% -    5.499%             2       $608,858     0.23%    $304,429    776       101.78%
      5.500% -    5.999%            83     16,673,812    6.27       200,889    742       102.30
      6.000% -    6.499%           262     41,949,861   15.78       160,114    733       102.25
      6.500% -    6.999%           333     53,666,181   20.18       161,160    724       102.23
      7.000% -    7.499%           508     73,968,069   27.82       145,606    709       102.40
      7.500% -    7.999%           329     42,607,333   16.03       129,506    685       101.65
      8.000% -    8.499%           198     24,223,972    9.11       122,343    662       101.54
      8.500% -    8.999%            68      8,547,098    3.21       125,693    638       102.22
      9.000% -    9.499%            33      3,143,544    1.18        95,259    633       102.15
      9.500% -    9.999%             4        489,054    0.18       122,263    612       102.38
 -------------------------------------------------------------------------------------------------
           TOTAL:                1,820   $265,877,782   100.00%    $146,087    707       102.13%
 -------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 31)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

                         Mortgage Rates of the Aggregate Mortgage Loans

 ==================================================================================================
                                                 Percentage
                                                     of                  Weighted     Weighted
                         Number of                Aggregate   Average     Average     Average
        Range of         Mortgage    Principal    Mortgage   Principal   Credit    Loan-to-Value
   Mortgage Rates (%)      Loans      Balance       Loans     Balance      Score       Ratio
 ==================================================================================================
    5.5000% -   5.9999%          4     $1,349,068    0.51%      $337,267     761         104.48%
    6.0000% -   6.4999%        145     27,119,287   10.20        187,030     742         102.27
    6.5000% -   6.9999%        297     47,196,326   17.75        158,910     729         102.28
    7.0000% -   7.4999%        327     52,276,934   19.66        159,868     722         102.15
    7.5000% -   7.9999%        563     78,447,122   29.50        139,338     701         102.27
    8.0000% -   8.4999%        226     28,715,761   10.80        127,061     683         101.66
    8.5000% -   8.9999%        184     22,082,696    8.31        120,015     657         101.44
    9.0000% -   9.4999%         52      6,632,475    2.49        127,548     635         102.45
    9.5000% -   9.9999%         21      1,936,629    0.73         92,220     622         102.07
   10.0000% -  10.4999%          1        121,486    0.05        121,486     627         103.00
--------------------------------------------------------------------------------------------------
         TOTAL:              1,820   $265,877,782   100.00%     $146,087     707         102.13%
--------------------------------------------------------------------------------------------------

                  Original Loan-to-Value Ratios of the Aggregate Mortgage Loans

 ==================================================================================================
                                                   Percentage
                                                      of
                           Number of                 Aggregate          Average
     Range of Original     Mortgage     Principal    Mortgage          Principal   Weighted Average
Loan-to-Value Ratios (%)     Loans       Balance       Loans            Balance      Credit Score
 ==================================================================================================
   90.01% -  95.00%            241     $25,888,848     9.74%           $107,423       753
   95.01% - 100.00%            610      88,316,890    33.22             144,782       713
  100.01% - 101.00%              4         714,113     0.27             178,528       677
  101.01% - 102.00%             19       3,122,814     1.17             164,359       693
  102.01% - 103.00%            450      68,901,452    25.91             153,114       664
  103.01% - 104.00%             40       6,553,161     2.46             163,829       728
  104.01% - 105.00%             62      10,421,687     3.92             168,092       732
  105.01% - 106.00%             57       9,565,169     3.60             167,810       721
  106.01% - 107.00%            337      52,393,649    19.71             155,471       719
--------------------------------------------------------------------------------------------------
         TOTAL:              1,820    $265,877,782    100.00%          $146,087       707
--------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 32)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

         Geographic Distribution of Mortgaged Properties of the Aggregate Mortgage Loans

 ==================================================================================================
                                                 Percentage
                                                     of                   Weighted      Weighted
                          Number of               Aggregate     Average     Average      Average
                          Mortgage   Principal    Mortgage     Principal   Credit     Loan-to-Value
 State or Territory        Loans      Balance       Loans       Balance      Score        Ratio
 ==================================================================================================
   Florida                   159    $25,245,742     9.50%       $158,778        704      102.24%
   California                 97     22,488,359     8.46         231,839        716      102.58
   Maryland                   81     15,504,323     5.83         191,411        702      104.30
   Pennsylvania              125     15,133,866     5.69         121,071        707      103.75
   Michigan                   92     13,351,067     5.02         145,120        709      102.25
   Texas                     115     11,697,119     4.40         101,714        722       99.86
   Virginia                   64     10,798,919     4.06         168,733        701      102.48
   Arizona                    66      9,295,208     3.50         140,836        713      101.62
   Washington                 52      9,202,993     3.46         176,981        722      101.85
   Colorado                   47      8,247,433     3.10         175,477        703      102.55
   Illinois                   57      8,031,414     3.02         140,902        708      101.41
   Minnesota                  34      6,474,497     2.44         190,426        714      101.36
   Missouri                   59      6,429,553     2.42         108,975        701      100.77
   Ohio                       57      6,357,209     2.39         111,530        698      102.57
   Oregon                     38      6,213,710     2.34         163,519        707      102.94
   Utah                       41      6,190,997     2.33         151,000        712      102.31
   Indiana                    56      5,911,252     2.22         105,558        698      102.54
   Nevada                     30      5,760,957     2.17         192,032        689      101.65
   Georgia                    41      5,450,585     2.05         132,941        705      100.24
   Alabama                    46      5,295,663     1.99         115,123        694      101.38
   North Carolina             41      5,107,932     1.92         124,584        701      102.02
   South Carolina             42      5,001,608     1.88         119,086        703      101.31
   New Jersey                 27      4,659,210     1.75         172,563        734      101.61
   Oklahoma                   38      4,404,901     1.66         115,918        690      100.70
   Louisiana                  35      4,328,382     1.63         123,668        709      101.45
   Tennessee                  32      3,737,082     1.41         116,784        689      102.90
   New York                   24      3,602,989     1.36         150,125        722      104.09
   Wisconsin                  30      3,355,190     1.26         111,840        696      100.76
   Kentucky                   21      2,737,727     1.03         130,368        682      103.84
   Massachusetts              11      2,494,892     0.94         226,808        745       99.92
   Idaho                      19      2,271,877     0.85         119,572        694       98.57
   Kansas                     19      2,135,293     0.80         112,384        676      102.21
   New Hampshire              11      2,133,488     0.80         193,953        688      102.66
   Connecticut                11      2,085,085     0.78         189,553        706      101.01
   Delaware                    9      1,604,344     0.60         178,260        708      101.09
   Wyoming                    11      1,499,727     0.56         136,339        714      102.32
   Hawaii                      4      1,495,887     0.56         373,972        727      105.06
   Rhode Island                6      1,400,205     0.53         233,368        709      101.18
   Alaska                      7      1,333,013     0.50         190,430        656      103.50
   Nebraska                    9      1,265,487     0.48         140,610        685      103.24
   Mississippi                13      1,243,786     0.47          95,676        694      102.21
   New Mexico                 11      1,149,583     0.43         104,508        701      100.55
   Arkansas                   10      1,030,675     0.39         103,068        724       98.06
   Iowa                        8        866,120     0.33         108,265        702      102.48
   North Dakota                5        521,155     0.20         104,231        685      101.12

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 33)

   Geographic Distribution of Mortgaged Properties of the Aggregate Mortgage Loans (Continued)

 ==================================================================================================
                                                Percentage
                                                    of                   Weighted     Weighted
                      Number of                 Aggregate     Average     Average      Average
                      Mortgage     Principal    Mortgage     Principal   Credit     Loan-to-Value
 State or Territory     Loans       Balance       Loans       Balance      Score        Ratio
 ==================================================================================================
   South Dakota                3       $493,260     0.19%       $164,420        684      105.29%
   Vermont                     2        316,182     0.12         158,091        682      100.00
   Maine                       1        181,562     0.07         181,562        754      107.00
   District of Columbia        1        156,092     0.06         156,092        761       95.00
   West Virginia               1        109,687     0.04         109,687        633      100.00
   Montana                     1         74,496     0.03          74,496        739      103.00
 -------------------------------------------------------------------------------------------------
       TOTAL:              1,820   $265,877,782    100.00%      $146,087        707       102.13%

 -------------------------------------------------------------------------------------------------

                      Mortgage Loan Purpose of the Aggregate Mortgage Loans

 ==================================================================================================
                                                  Percentage
                                                       of                 Weighted     Weighted
                         Number of                 Aggregate    Average    Average     Average
                         Mortgage     Principal    Mortgage    Principal  Credit    Loan-to-Value
      Loan Purpose         Loans       Balance       Loans      Balance     Score       Ratio
 ==================================================================================================
   Purchase                   1,406   $203,677,589    76.61%     $144,863       714      101.63%
   Equity Refinance             327     48,754,160    18.34       149,095       680      103.77
   Rate/Term Refinance           87     13,446,034     5.06       154,552       684      103.70
 -------------------------------------------------------------------------------------------------
         TOTAL:               1,820   $265,877,782    100.00%    $146,087       707       102.13%
 -------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 34)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

                Mortgage Loan Documentation Type of the Aggregate Mortgage Loans

 ==================================================================================================
                                                    Percentage
                                                        of                  Weighted     Weighted
                        Number of                    Aggregate   Average     Average     Average
                        Mortgage      Principal      Mortgage   Principal    Credit    Loan-to-Value
  Documentation Type      Loans        Balance        Loans      Balance      Score       Ratio
 ==================================================================================================
  Full Documentation         1,535    $223,448,718      84.04%   $145,569      699       102.59%
  Reduced Documentation        285      42,429,065      15.96     148,874      745        99.68
--------------------------------------------------------------------------------------------------
        TOTAL:               1,820    $265,877,782     100.00%   $146,087      707       102.13%
--------------------------------------------------------------------------------------------------

                         Occupancy Types of the Aggregate Mortgage Loans

 ==================================================================================================
                                                   Percentage
                                                       of                  Weighted    Weighted
                        Number of                   Aggregate    Average    Average     Average
                        Mortgage      Principal    Mortgage    Principal  Credit    Loan-to-Value
       Occupancy          Loans        Balance       Loans      Balance     Score       Ratio
 ==================================================================================================
  Primary Residence          1,552    $235,718,647     88.66%    $151,881       700      102.86%
  Non Owner-occupied           222      23,474,235     8.83       105,740       759       94.90
  Second/Vacation               46       6,684,900     2.51       145,324       742      101.67
--------------------------------------------------------------------------------------------------
        TOTAL:               1,820    $265,877,782    100.00%    $146,087       707      102.13%
--------------------------------------------------------------------------------------------------

                    Mortgaged Property Types of the Aggregate Mortgage Loans

 ==================================================================================================
                                                     Percentage
                                  Number                 of                Weighted     Weighted
                                   of                 Aggregate Average     Average      Average
                                Mortgage  Principal   Mortgage  Principal    Credit   Loan-to-Value
         Property Type            Loans     Balance     Loans     Balance      Score     Ratio
 ==================================================================================================
  Single-family detached          1,279 $181,995,011    68.45%   $142,295      703      102.19%
  Planned Unit Developments
  (detached)                        165   28,707,627   10.80      173,986      712      101.54
  Condo Low-Rise (less than 5
  stories)                          140   20,181,135    7.59      144,151      712      103.03
  Two- to four- family units        101   15,456,529    5.81      153,035      733      100.25
  Planned Unit Developments
  (attached)                         76   12,869,730    4.84      169,339      700      103.06
  Townhouse (attached)               56    6,270,948    2.36      111,981      719      102.51
  Leasehold                           3      396,802    0.15      132,267      743      104.79
--------------------------------------------------------------------------------------------------
            TOTAL:                1,820 $265,877,782  100.00%    $146,087      707      102.13%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 35)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

                          Credit Grades of the Aggregate Mortgage Loans

 ==================================================================================================
                                              Percentage
                                                  of                   Weighted       Weighted
                      Number of                Aggregate    Average     Average       Average
                      Mortgage     Principal   Mortgage    Principal    Credit      Loan-to-Value
  Credit Grade          Loans       Balance      Loans      Balance      Score         Ratio
 ==================================================================================================
  A1                      885   $127,863,548    48.09%      $144,479      750         101.11%
  A2                      374     59,185,897    22.26        158,251      698         104.65
  A3                      208     31,926,580    12.01        153,493      649         102.05
  A4                      353     46,901,757    17.64        132,866      637         101.79
 --------------------------------------------------------------------------------------------------
       TOTAL:           1,820   $265,877,782   100.00%      $146,087      707         102.13%
 --------------------------------------------------------------------------------------------------

                      Prepayment Penalty Terms of the Aggregate Mortgage Loans

 ==================================================================================================
                                                  Percentage
                                                      of                  Weighted     Weighted
                      Number of                    Aggregate   Average    Average      Average
 Prepayment Penalty    Mortgage      Principal     Mortgage    Principal  Credit     Loan-to-Value
        Term            Loans        Balance        Loans      Balance     Score        Ratio
 ==================================================================================================
  None                       792     $113,535,870    42.70%     $143,353        709      102.03%
  12 Months                   66        9,753,077     3.67       147,774        712      102.66
  24 Months                  368       58,629,734    22.05       159,320        705      101.79
  36 Months                  593       83,791,391    31.52       141,301        704      102.43
  Other(1)                     1          167,710     0.06       167,710        685      105.00
--------------------------------------------------------------------------------------------------
       TOTAL:              1,820     $265,877,782    100.00%    $146,087        707      102.13%
--------------------------------------------------------------------------------------------------

    (1) Not 0, 12, 24 or 36 months and not more than 36 months

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 36)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

                                    FIXED RATE MORTGAGE LOANS

Summary                                                            Total         Minimum   Maximum
---------------------------------------------------------------------------------------------------
Fixed Rate Outstanding Principal Balance                 $114,414,081.09
Number of Loans                                                      858
Average Current Loan Balance                                 $133,349.74     $24,684.25 $491,639.73
(1) Original Loan-to-Value Ratio                                 102.56%         91.00%     107.00%
(1) Mortgage Rate                                                 7.914%         6.500%     10.000%
(1) Net Mortgage Rate                                             7.614%         6.200%      9.700%
(1) Remaining Term to Stated Maturity (months)                       356            177         360
(1) (2) Credit Score                                                 712            578         816
---------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 100.00% of the Fixed Rate Mortgage Loans have Credit Scores.
---------------------------------------------------------------------------------------------------
                                                                            Percent of Cut-OffDate
                                           Range                                Principal Balance
         Product Type                      Fixed Rate                                   100.00%

         Fully Amortizing Mortgage Loans                                                 99.94%

         Lien                              First                                        100.00%

         Property Type                     Single-family detached                        68.77%
                                           Planned Unit Developments
                                           (detached)                                    11.19%
                                           Two-to-four family units                       6.12%
                                           Condo Low-Rise (less than 5
                                           stories)                                       5.50%
                                           Planned Unit Developments
                                           (attached)                                     4.74%
                                           Townhouse                                      3.50%
                                           Leasehold                                      0.18%

         Documentation Type                Full Documentation                            88.64%
                                           Reduced Documentation                         11.36%

         Geographic Distribution           Pennsylvania                                   8.68%
                                           Florida                                        8.42%
                                           Texas                                          6.55%
                                           Maryland                                       6.18%
                                           California                                     5.22%
                                           Virginia                                       5.05%

         Number of States (including DC)   47

         Largest Zip Code Concentration    92243                                          0.46%

         Loans with Prepayment Penalties                                                 56.03%
---------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 37)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

                     Credit Score Distribution of the Fixed Rate Mortgage Loans

 =================================================================================================
                                                        Percentage
                                                            of                        Weighted
                           Number of                   Fixed Rate     Average        Average
        Range of            Mortgage      Principal      Mortgage     Principal    Loan-to-Value
       Credit Scores          Loans        Balance         Loans       Balance         Ratio
 =================================================================================================
   Less than 600                     1         $96,811       0.08%         $96,811       106.00%
   600 - 619                        46        5,052,993      4.42          109,848       101.82
   620 - 639                        47        5,692,102      4.98          121,109       102.03
   640 - 659                        59        7,696,856      6.73          130,455       102.15
   660 - 679                        47        7,026,242      6.14          149,495       102.43
   680 - 699                       117       16,887,911     14.76          144,341       104.86
   700 - 719                        92       14,046,390     12.28          152,678       104.78
   720 - 739                       165       21,041,589     18.39          127,525       102.06
   740 - 759                       136       18,119,062     15.84          133,228       101.88
   760 - 779                        87       11,360,009      9.93          130,575       101.14
   780 - 799                        49        6,190,384      5.41          126,334        99.82
   800 or greater                   12        1,203,731      1.05          100,311        99.27
 -------------------------------------------------------------------------------------------------
           TOTAL:                  858     $114,414,081     100.00%       $133,350        102.56%
 -------------------------------------------------------------------------------------------------

                     Debt-to-Income Ratios of the Fixed Rate Mortgage Loans

 =================================================================================================
                                                    Percentage of            Weighted    Weighted
          Range of           Number of                Fixed Rate   Average    Average     Average
       Debt-to-Income        Mortgage     Principal    Mortgage   Principal    Credit  Loan-to-Value
         Ratios (%)            Loans       Balance      Loans      Balance     Score      Ratio
 =================================================================================================
   0.01% -   5.00%                    1        $64,834    0.06%    $64,834       738      95.00%
    5.01% - 10.00%                    1         50,103   0.04       50,103       729      95.00
   10.01% - 15.00%                   10        981,039   0.86       98,104       756      96.16
   15.01% - 20.00%                   12      1,252,172   1.09      104,348       740     103.09
   20.01% - 25.00%                   33      3,339,815   2.92      101,207       726     101.00
   25.01% - 30.00%                   77      8,290,974   7.25      107,675       732     101.22
   30.01% - 35.00%                  145     16,144,846  14.11      111,344       723     102.05
   35.01% - 40.00%                  198     26,953,917  23.56      136,131       717     102.38
   40.01% - 45.00%                  329     49,978,352  43.68      151,910       711     103.31
   45.01% - 50.00%                   52      7,358,030   6.43      141,501       640     102.31
 -------------------------------------------------------------------------------------------------
           TOTAL:                   858   $114,414,081  100.00%   $133,350       712      102.56%
 -------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 38)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

                   Original Mortgage Loan Principal Balances of the Fixed Rate

 =================================================================================================
                                                      Percentage
                                                         of
                                                        Fixed               Weighted   Weighted
     Range of Original      Number of                    Rate      Average    Average    Average
       Mortgage Loan        Mortgage     Principal    Mortgage   Principal  Credit   Loan-to-Value
   Principal Balances ($)     Loans       Balance       Loans     Balance    Score      Ratio
 =================================================================================================
   $      1 - $100,000         305     $21,873,199    19.12%     $71,715      711      101.07%
   $100,001 - $200,000         437     62,439,161     54.57      142,881      711      102.55
   $200,001 - $300,000          98     23,674,991     20.69      241,582      715      103.41
   $300,001 - $400,000          14      4,690,044      4.10      335,003      718      104.43
   $400,001 - $500,000           4      1,736,687      1.52      434,172      726      104.62
 -------------------------------------------------------------------------------------------------
           TOTAL:              858   $114,414,081    100.00%    $133,350      712      102.56%
 -------------------------------------------------------------------------------------------------

                       Net Mortgage Rates of the Fixed Rate Mortgage Loans

 =================================================================================================
                                                     Percentage
                                                         of
                                                       Fixed                 Weighted   Weighted
                            Number of                   Rate       Average   Average    Average
       Range of Net         Mortgage     Principal    Mortgage    Principal   Credit   Loan-to-Value
     Mortgage Rates (%)       Loans       Balance       Loans      Balance    Score       Ratio
 =================================================================================================
      6.000% -    6.499%             4       $499,627    0.44%     $124,907      748     101.94%
      6.500% -    6.999%            98     16,682,751   14.58       170,232      738     104.43
      7.000% -    7.499%           309     43,203,321   37.76       139,817      733     103.10
      7.500% -    7.999%           211     25,576,084   22.35       121,214      716     101.40
      8.000% -    8.499%           139     17,080,751   14.93       122,883      679     101.27
      8.500% -    8.999%            60      7,738,949    6.76       128,982      640     102.34
      9.000% -    9.499%            33      3,143,544    2.75        95,259      633     102.15
      9.500% -    9.999%             4        489,054    0.43       122,263      612     102.38
 -------------------------------------------------------------------------------------------------
           TOTAL:                  858   $114,414,081  100.00%     $133,350      712     102.56%
 -------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 39)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

                         Mortgage Rates of the Fixed Rate Mortgage Loans

 =================================================================================================
                                                  Percentage
                                                    of Fixed                Weighted     Weighted
                           Number of                 Rate       Average      Average      Average
      Range of              Mortgage    Principal  Mortgage    Principal     Credit    Loan-to-Value
   Mortgage Rates (%)        Loans      Balance     Loans       Balance       Score       Ratio

 =================================================================================================
    6.5000% -   6.9999%         16     $2,783,829    2.43%      $173,989       752       103.57%
    7.0000% -   7.4999%        134     21,985,901   19.22        164,074       738       103.87
    7.5000% -   7.9999%        346     45,932,607   40.15        132,753       728       102.82
    8.0000% -   8.4999%        156     19,088,915   16.68        122,365       710       101.45
    8.5000% -   8.9999%        134     16,176,944   14.14        120,723       671       101.24
    9.0000% -   9.4999%         50      6,387,770    5.58        127,755       635       102.49
    9.5000% -   9.9999%         21      1,936,629    1.69         92,220       622       102.07
   10.0000% -  10.4999%          1        121,486    0.11        121,486       627       103.00
--------------------------------------------------------------------------------------------------
         TOTAL:                858   $114,414,081   100.00%     $133,350       712       102.56%
--------------------------------------------------------------------------------------------------

                 Original Loan-to-Value Ratios of the Fixed Rate Mortgage Loans

 =================================================================================================
                                                    Percentage
                                                     of Fixed
                         Number of                     Rate
   Range of Original      Mortgage     Principal      Mortgage       Average      Weighted Average
Loan-to-Value Ratios (%)   Loans       Balance         Loans    Principal Balance   Credit Score
 =================================================================================================
   90.01% -  95.00%          141     $13,335,167     11.66%            $94,576               755
   95.01% - 100.00%          218      26,960,418     23.56             123,672               715
  100.01% - 101.00%            1         215,836      0.19             215,836               755
  101.01% - 102.00%            6         993,453      0.87             165,576               725
  102.01% - 103.00%          194      28,919,445     25.28             149,069               672
  103.01% - 104.00%           25       4,099,092      3.58             163,964               731
  104.01% - 105.00%           35       6,284,064      5.49             179,545               732
  105.01% - 106.00%           36       5,701,386      4.98             158,372               719
  106.01% - 107.00%          202      27,905,221     24.39             138,145               721
--------------------------------------------------------------------------------------------------
         TOTAL:              858    $114,414,081    100.00%           $133,350               712
--------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 40)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

        Geographic Distribution of Mortgaged Properties of the Fixed Rate Mortgage Loans

 =================================================================================================
                                                Percentage
                                                    of
                                                   Fixed                      Weighted   Weighted
                           Number of               Rate          Average      Average     Average
                           Mortgage   Principal   Mortgage       Principal     Credit   Loan-to-Value
   State or Territory       Loans      Balance     Loans          Balance      Score      Ratio
 =================================================================================================
   Pennsylvania               82     $9,928,735     8.68%       $121,082        724      104.77%
   Florida                    65      9,631,256     8.42         148,173        707      102.05
   Texas                      77      7,496,558     6.55          97,358        729       99.60
   Maryland                   39      7,075,877     6.18         181,433        706      105.00
   California                 30      5,977,512     5.22         199,250        721      102.99
   Virginia                   34      5,773,689     5.05         169,814        705      103.38
   Michigan                   25      3,536,932     3.09         141,477        700      102.31
   Georgia                    27      3,462,588     3.03         128,244        714      100.63
   Oregon                     23      3,388,603     2.96         147,331        716      103.14
   Missouri                   29      3,125,099     2.73         107,762        721      100.72
   Indiana                    29      2,906,774     2.54         100,234        701      103.34
   New York                   21      2,798,727     2.45         133,273        724      104.20
   Alabama                    24      2,758,500     2.41         114,937        697      101.98
   Colorado                   16      2,718,113     2.38         169,882        717      102.39
   New Jersey                 17      2,687,169     2.35         158,069        736      102.96
   Washington                 16      2,669,598     2.33         166,850        718      104.35
   Ohio                       26      2,615,880     2.29         100,611        711      103.00
   North Carolina             22      2,579,694     2.25         117,259        712      102.20
   Wisconsin                  23      2,453,642     2.14         106,680        699      101.35
   Arizona                    16      2,301,198     2.01         143,825        726      101.54
   Tennessee                  18      2,109,523     1.84         117,196        688      103.63
   Illinois                   19      2,056,097     1.80         108,216        716      102.03
   Oklahoma                   20      1,984,354     1.73          99,218        696      101.28
   South Carolina             20      1,890,068     1.65          94,503        708      100.31
   Louisiana                  19      1,847,533     1.61          97,239        705      100.49
   Utah                       11      1,709,522     1.49         155,411        700      103.80
   Hawaii                      4      1,495,887     1.31         373,972        727      105.06
   Kansas                     13      1,468,605     1.28         112,970        679      102.14
   Delaware                    8      1,408,890     1.23         176,111        711      100.55
   New Hampshire               6      1,224,551     1.07         204,092        692      103.11
   Kentucky                    9      1,142,373     1.00         126,930        702      106.08
   Wyoming                     8      1,099,263     0.96         137,408        728      102.77
   Minnesota                   7      1,025,001     0.90         146,429        689      102.46
   Nevada                      6        934,729     0.82         155,788        730      101.57
   Connecticut                 5        903,601     0.79         180,720        733      100.79
   Rhode Island                4        856,762     0.75         214,191        715      100.71
   Idaho                       7        837,360     0.73         119,623        704       98.65
   New Mexico                  6        671,726     0.59         111,954        706      100.50
   Alaska                      3        669,265     0.58         223,088        661      103.90
   Mississippi                 6        658,778     0.58         109,796        691      100.44
   Massachusetts               3        623,171     0.54         207,724        728       99.14

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 41)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

  Geographic Distribution of Mortgaged Properties of the Fixed Rate Mortgage Loans (Continued)

 =================================================================================================
                                                Percentage
                                                 of Fixed                Weighted     Weighted
                      Number of                   Rate        Average    Average      Average
                      Mortgage     Principal    Mortgage     Principal    Credit   Loan-to-Value
 State or Territory     Loans       Balance       Loans       Balance      Score       Ratio
 =================================================================================================
   Nebraska              3         $543,112     0.47%       $181,037        699      103.81%
   Arkansas              5          391,788     0.34          78,358        704       99.10
   North Dakota          3          283,926     0.25          94,642        686      101.50
   South Dakota          1          282,315     0.25         282,315        713      107.00
   Iowa                  2          253,643     0.22         126,822        724      104.13
   District of Columbia  1          156,092     0.14         156,092        761       95.00
 -------------------------------------------------------------------------------------------------
       TOTAL:            858   $114,414,081   100.00%       $133,350        712      102.56%
 -------------------------------------------------------------------------------------------------

                     Mortgage Loan Purpose of the Fixed Rate Mortgage Loans

 =================================================================================================
                                                   Percentage
                                                       of
                                                      Fixed                 Weighted    Weighted
                           Number of                   Rate       Average    Average     Average
                            Mortgage    Principal    Mortgage    Principal   Credit    Loan-to-Value
  Loan Purpose                Loans      Balance       Loans      Balance     Score       Ratio
 =================================================================================================
   Purchase                     636    $83,284,493     72.79%     $130,950       721       101.99%
   Equity Refinance             175     24,461,897     21.38       139,782       690       104.04
   Rate/Term Refinance           47      6,667,691      5.83       141,866       692       104.14
 -------------------------------------------------------------------------------------------------
         TOTAL:                 858   $114,414,081    100.00%    $133,350       712       102.56%
 -------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 42)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

                Mortgage Loan Documentation Type of the Fixed Rate Mortgage Loans

 =================================================================================================
                                                     Percentage
                                                          of                  Weighted    Weighted
                            Number of                Fixed Rate    Average    Average     Average
                            Mortgage    Principal      Mortgage    Principal   Credit   Loan-to-Value
  Documentation Type          Loans      Balance        Loans       Balance     Score       Ratio
 =================================================================================================
  Full Documentation           758    $101,416,656      88.64%    $133,795      708      102.94%
  Reduced Documentation        100      12,997,425      11.36      129,974      747       99.57
--------------------------------------------------------------------------------------------------
        TOTAL:                 858    $114,414,081     100.00%    $133,350      712      102.56%
--------------------------------------------------------------------------------------------------

                        Occupancy Types of the Fixed Rate Mortgage Loans

 =================================================================================================
                                                     Percentage
                                                        of
                                                      Fixed                   Weighted    Weighted
                            Number of                  Rate       Average      Average     Average
                             Mortgage    Principal   Mortgage    Principal     Credit    Loan-to-Value
  Occupancy                   Loans        Balance     Loans      Balance      Score       Ratio
 =================================================================================================
  Primary Residence            701     $98,996,459    86.52%     $141,222       706     103.55%
  Non Owner-occupied           135      12,474,915    10.90        92,407       759      94.94
  Second/Vacation               22       2,942,708     2.57       133,759       742     101.50
--------------------------------------------------------------------------------------------------
        TOTAL:                 858    $114,414,081   100.00%     $133,350       712     102.56%
--------------------------------------------------------------------------------------------------

                    Mortgaged Property Types of the Fixed Rate Mortgage Loans

 =================================================================================================
                                                       Percentage
                                   Number                of Fixed           Weighted    Weighted
                                     of                    Rate    Average   Average    Average
                                  Mortgage  Principal   Mortgage  Principal  Credit   Loan-to-Value
    Property Type                  Loans     Balance      Loans    Balance    Score       Ratio
 =================================================================================================
  Single-family detached             606  $78,678,541   68.77%    $129,833      707     102.75%
  Planned Unit Developments
  (detached)                          77   12,802,845   11.19      166,271      721     101.18
  Condo Low-Rise (less than 5
  stories)                            54    7,000,281    6.12      129,635      737     100.29
  Planned Unit Developments
  (attached)                          47    6,292,670    5.50      133,887      730     104.36
  Two-to-four family units            35    5,422,445    4.74      154,927      700     103.88
  Townhouse                           37    4,007,577    3.50      108,313      728     102.40
  Leasehold                            2      209,722    0.18      104,861      749     102.82
--------------------------------------------------------------------------------------------------
            TOTAL:                   858 $114,414,081  100.00%    $133,350      712     102.56%
--------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 43)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

                         Credit Grades of the Fixed Rate Mortgage Loans

 =================================================================================================
                                                 Percentage
                                                    of
                                                  Fixed                  Weighted      Weighted
                          Number of                Rate       Average     Average      Average
                          Mortgage     Principal  Mortgage   Principal    Credit     Loan-to-Value
  Credit Grade              Loans       Balance    Loans      Balance      Score          Ratio
 =================================================================================================
  A1                         447    $57,605,169   50.35%      $128,871        751        101.54%
  A2                         198     29,468,029   25.76        148,828        699        104.95
  A3                          85     11,826,375   10.34        139,134        653        102.26
  A4                         128     15,514,508   13.56        121,207        640        102.01
--------------------------------------------------------------------------------------------------
       TOTAL:                858   $114,414,081  100.00%      $133,350        712        102.56%
--------------------------------------------------------------------------------------------------

                     Prepayment Penalty Terms of the Fixed Rate Mortgage Loans

 =================================================================================================
                                                Percentage
                                                    of
                                                  Fixed                  Weighted      Weighted
                       Number of                   Rate      Average     Average       Average
Prepayment Penalty     Mortgage     Principal     Mortgage  Principal     Credit     Loan-to-Value
        Term            Loans        Balance       Loans     Balance      Score         Ratio
 =================================================================================================
  None                   383      $50,308,104     43.97%    $131,353        715      102.45%
  12 Months               40        5,389,503      4.71      134,738        717      103.14
  24 Months               73       11,236,671      9.82      153,927        729      101.19
  36 Months              362       47,479,803     41.5       131,160        705      102.93
--------------------------------------------------------------------------------------------------
       TOTAL:            858     $114,414,081    100.00%    $133,350        712      102.56%
--------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 44)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

                                  ADJUSTABLE RATE MORTGAGE LOANS

Summary                                                            Total         Minimum   Maximum
---------------------------------------------------------------------------------------------------
Adjustable Rate Outstanding Principal Balance            $151,463,701.29
Number of Loans                                                      962
Average Current Loan Balance                                 $157,446.67      $23,967.69 $546,797.66
(1) Original Loan-to-Value Ratio                                 101.80%          91.00%     107.00%
(1) Mortgage Rate                                                 7.097%          5.750%      9.000%
(1) Net Mortgage Rate                                             6.797%          5.450%      8.700%
(1) Note Margin                                                   4.346%          3.250%      7.500%
(1) Maximum Mortgage Rate                                        13.100%         11.750%     15.000%
(1) Minimum Mortgage Rate                                         4.472%          3.250%      8.500%
(1) Term to Next Rate Adjustment Rate (months)                        30              12          36
(1) Remaining Term to Stated Maturity (months)                       358             347         360
(1) (2) Credit Score                                                 702             600         813
----------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 100.00% of the Adjustable Rate Mortgage Loans have Credit Scores.
----------------------------------------------------------------------------------------------------
                                                                               Percent of Cut-Off
                                                                                      Date
                                           Range                                Principal Balance
         Product Type                      Adjustable Rate                              100.00%

         Fully Amortizing Mortgage Loans                                                100.00%

         Lien                              First                                        100.00%

         Property Type                     Single-family detached                        68.21%
                                           Planned Unit Developments                     10.50%
                                           (detached)
                                           Condo Low-Rise (less than 5                    9.17%
                                           stories)
                                           Two-to-four family units                       5.58%
                                           Planned Unit Developments (attached)           4.92%
                                           Townhouse                                      1.49%

         Geographic Distribution
                                           California                                    10.90%
                                           Florida                                       10.31%
                                           Michigan                                       6.48%
                                           Maryland                                       5.56%
                                           Arizona                                        4.62%
                                           Washington                                     4.31%

         Number of States (including DC)   49

         Largest Zip Code Concentration    33027                                          0.55%

         Documentation Type                Full Documentation                            80.57%
                                           Reduced Documentation                         19.43%

         Loans with Prepayment Penalties                                                 58.26%
---------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 45)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

                  Credit Score Distribution of the Adjustable Rate Mortgage Loans

 =================================================================================================
                                                            Percentage
                                                                of
                                                            Adjustable                Weighted
                                  Number of                     Rate      Average     Average
           Range of                Mortgage     Principal     Mortgage   Principal  Loan-to-Value
         Credit Scores             Loans        Balance        Loans     Balance       Ratio
 =================================================================================================
   600 - 619                            89    $12,126,250      8.01%    $136,250       101.71%
   620 - 639                           108     16,202,772     10.70      150,026       101.73
   640 - 659                            74     11,331,832      7.48      153,133       101.63
   660 - 679                            61      9,679,916      6.39      158,687       102.09
   680 - 699                           109     17,728,134     11.70      162,643       104.01
   700 - 719                            77     13,190,571      8.71      171,306       104.51
   720 - 739                           168     28,076,626     18.54      167,123       101.38
   740 - 759                           130     21,293,719     14.06      163,798       100.78
   760 - 779                            91     13,731,696      9.07      150,898        99.73
   780 - 799                            44      6,693,649      4.42      152,128       100.52
   800 or greater                       11      1,408,537      0.93      128,049       100.04
 -------------------------------------------------------------------------------------------------
             TOTAL:                    962   $151,463,701    100.00%    $157,447       101.80%
 -------------------------------------------------------------------------------------------------

                   Debt-to-Income Ratios of the Adjustable Rate Mortgage Loans

 =================================================================================================
                                                     Percentage
                                                         of
                                                     Adjustable              Weighted   Weighted
          Range of           Number of                   Rate      Average     Average   Average
       Debt-to-Income       Mortgage     Principal   Mortgage    Principal    Credit   Loan-to-Value
         Ratios (%)           Loans       Balance      Loans      Balance      Score     Ratio
 =================================================================================================
     0.01% -  5.00%                  1      $124,720     0.08%      $124,720       792     95.00%
     5.01% - 10.00%                  2       127,650     0.08         63,825       771     96.94
   10.01% - 15.00%                   6       563,465     0.37         93,911       748     98.46
   15.01% - 20.00%                  13     1,710,954     1.13        131,612       731     99.26
   20.01% - 25.00%                  55     6,986,677     4.61        127,030       725    100.94
   25.01% - 30.00%                  95    11,761,792     7.77        123,808       707    101.67
   30.01% - 35.00%                 193    29,006,222    19.15        150,291       708    101.44
   35.01% - 40.00%                 477    82,442,639    54.43        172,836       710    102.17
   40.01% - 45.00%                 120    18,739,582    12.37        156,163       642    101.59
 -------------------------------------------------------------------------------------------------
           TOTAL:                  962  $151,463,701    100.00%     $157,447       702    101.80%
 -------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 46)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

         Original Mortgage Loan Principal Balances of the Adjustable Rate Mortgage Loans

 =================================================================================================
                                                   Percentage
                                                       of
                                                    Adjustable              Weighted    Weighted
   Range of Original       Number of                  Rate       Average     Average    Average
       Mortgage Loan       Mortgage    Principal    Mortgage    Principal  Credit    Loan-to-Value
  Principal Balances ($)     Loans      Balance       Loans      Balance     Score      Ratio
 =================================================================================================
   $      1 - $100,000           207    $15,732,224    10.39%      $76,001       700     100.62%
   $100,001 - $200,000           533     77,592,801    51.23       145,577       699     101.84
   $200,001 - $300,000           189     45,915,365    30.31       242,938       706     101.50
   $300,001 - $400,000            26      8,820,406     5.82       339,246       704     103.63
   $400,001 - $500,000             4      1,788,446     1.18       447,112       711     107.00
   $500,001 - $600,000             3      1,614,459     1.07       538,153       743     104.64
 -------------------------------------------------------------------------------------------------
          TOTAL:                 962   $151,463,701    100.00%    $157,447       702     101.80%
 -------------------------------------------------------------------------------------------------

                    Net Mortgage Rates of the Adjustable Rate Mortgage Loans

 =================================================================================================
                                                  Percentage
                                                      of
                             Number               Adjustable              Weighted     Weighted
                              of                     Rate       Average    Average      Average
      Range of Net          Mortgage   Principal   Mortgage    Principal  Credit    Loan-to-Value
    Mortgage Rates (%)      Loans      Balance      Loans      Balance    Score        Ratio
 =================================================================================================
      5.000% -    5.499%          2      $608,858     0.40%     $304,429      776        101.78%
      5.500% -    5.999%         83    16,673,812    11.01       200,889      742        102.30
      6.000% -    6.499%        258    41,450,235    27.37       160,660      733        102.25
      6.500% -    6.999%        235    36,983,430    24.42       157,376      718        101.24
      7.000% -    7.499%        199    30,764,748    20.31       154,597      675        101.42
      7.500% -    7.999%        118    17,031,249    11.24       144,333      639        102.01
      8.000% -    8.499%         59     7,143,221     4.72       121,072      621        102.19
      8.500% -    8.999%          8       808,149     0.53       101,019      623        101.06
 -------------------------------------------------------------------------------------------------
          TOTAL:                962  $151,463,701    100.00%    $157,447      702        101.80%
 -------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 47)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

         Original Mortgage Loan Principal Balances of the Adjustable Rate Mortgage Loans

 =================================================================================================
                                                    Percentage
                                                        of
                                                    Adjustable              Weighted    Weighted
     Range of Original      Number of                  Rate        Average    Average    Average
       Mortgage Loan       Mortgage    Principal    Mortgage      Principal  Credit    Loan-to-Value
  Principal Balances ($)     Loans      Balance       Loans        Balance     Score      Ratio

 =================================================================================================
         $1 - $100,000           207    $15,732,224     10.39%     $76,001       700     100.62%
   $100,001 - $200,000           533     77,592,801    51.23       145,577       699     101.84
   $200,001 - $300,000           189     45,915,365    30.31       242,938       706     101.50
   $300,001 - $400,000            26      8,820,406     5.82       339,246       704     103.63
   $400,001 - $500,000             4      1,788,446     1.18       447,112       711     107.00
   $500,001 - $600,000             3      1,614,459     1.07       538,153       743     104.64
 -------------------------------------------------------------------------------------------------
          TOTAL:                 962   $151,463,701    100.00%    $157,447       702     101.80%
 -------------------------------------------------------------------------------------------------

                    Net Mortgage Rates of the Adjustable Rate Mortgage Loans

 =================================================================================================
                                                  Percentage
                                                      of
                            Number                Adjustable             Weighted    Weighted
                              of                    Rate       Average   Average      Average
    Range of Net           Mortgage   Principal   Mortgage    Principal  Credit    Loan-to-Value
    Mortgage Rates (%)      Loans      Balance      Loans      Balance    Score        Ratio
 =================================================================================================
      5.000% -    5.499%          2      $608,858     0.40%     $304,429      776        101.78%
      5.500% -    5.999%         83    16,673,812    11.01       200,889      742        102.30
      6.000% -    6.499%        258    41,450,235    27.37       160,660      733        102.25
      6.500% -    6.999%        235    36,983,430    24.42       157,376      718        101.24
      7.000% -    7.499%        199    30,764,748    20.31       154,597      675        101.42
      7.500% -    7.999%        118    17,031,249    11.24       144,333      639        102.01
      8.000% -    8.499%         59     7,143,221     4.72       121,072      621        102.19
      8.500% -    8.999%          8       808,149     0.53       101,019      623        101.06
 -------------------------------------------------------------------------------------------------
          TOTAL:                962  $151,463,701    100.00%    $157,447      702        101.80%
 -------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 48)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

      Geographic Distribution of Mortgaged Properties of the Adjustable Rate Mortgage Loans

 =================================================================================================
                                                Percentage
                                                   of
                                                Adjustable               Weighted     Weighted
                      Number of                   Rate        Average     Average      Average
                      Mortgage     Principal    Mortgage     Principal   Credit     Loan-to-Value
 State or Territory     Loans       Balance       Loans       Balance      Score        Ratio

 =================================================================================================
   California                 67    $16,510,847    10.90%       $246,431        715      102.43%
   Florida                    94     15,614,486    10.31         166,112        702      102.36
   Michigan                   67      9,814,135     6.48         146,480        713      102.23
   Maryland                   42      8,428,446     5.56         200,677        699      103.72
   Arizona                    50      6,994,009     4.62         139,880        708      101.64
   Washington                 36      6,533,395     4.31         181,483        724      100.84
   Illinois                   38      5,975,317     3.95         157,245        706      101.20
   Colorado                   31      5,529,321     3.65         178,365        696      102.63
   Minnesota                  27      5,449,495     3.60         201,833        718      101.16
   Pennsylvania               43      5,205,130     3.44         121,050        677      101.81
   Virginia                   30      5,025,230     3.32         167,508        697      101.44
   Nevada                     24      4,826,228     3.19         201,093        681      101.67
   Utah                       30      4,481,476     2.96         149,383        716      101.74
   Texas                      38      4,200,561     2.77         110,541        709      100.31
   Ohio                       31      3,741,329     2.47         120,688        689      102.27
   Missouri                   30      3,304,455     2.18         110,148        681      100.82
   South Carolina             22      3,111,540     2.05         141,434        700      101.91
   Indiana                    27      3,004,478     1.98         111,277        695      101.77
   Oregon                     15      2,825,107     1.87         188,340        695      102.71
   Alabama                    22      2,537,163     1.68         115,326        690      100.72
   North Carolina             19      2,528,238     1.67         133,065        690      101.83
   Louisiana                  16      2,480,849     1.64         155,053        713      102.17
   Oklahoma                   18      2,420,547     1.60         134,475        686      100.23
   Georgia                    14      1,987,997     1.31         142,000        689       99.56
   New Jersey                 10      1,972,041     1.30         197,204        732       99.76
   Massachusetts               8      1,871,721     1.24         233,965        751      100.18
   Tennessee                  14      1,627,559     1.07         116,254        690      101.94
   Kentucky                   12      1,595,354     1.05         132,946        669      102.23
   Idaho                      12      1,434,517     0.95         119,543        688       98.53
   Connecticut                 6      1,181,484     0.78         196,914        686      101.17
   New Hampshire               5        908,937     0.60         181,787        682      102.04
   Wisconsin                   7        901,548     0.60         128,793        689       99.15
   New York                    3        804,262     0.53         268,087        714      103.69
   Nebraska                    6        722,375     0.48         120,396        674      102.81
   Kansas                      6        666,688     0.44         111,115        671      102.38
   Alaska                      4        663,749     0.44         165,937        650      103.09
   Arkansas                    5        638,887     0.42         127,777        737       97.41
   Iowa                        6        612,476     0.40         102,079        693      101.79
   Mississippi                 7        585,007     0.39          83,573        697      104.19
   Rhode Island                2        543,443     0.36         271,722        700      101.92
   New Mexico                  5        477,858     0.32          95,572        694      100.61
   Wyoming                     3        400,463     0.26         133,488        675      101.09
   Vermont                     2        316,182     0.21         158,091        682      100.00

----------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 49)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

      Geographic Distribution of Mortgaged Properties of the Adjustable Rate Mortgage Loans
                                           (Continued)

 =================================================================================================
                                                Percentage
                                                    of
                                                Adjustable               Weighted     Weighted
                      Number of                 Rate          Average     Average      Average
                      Mortgage     Principal    Mortgage     Principal   Credit     Loan-to-Value
 State or Territory     Loans       Balance       Loans       Balance      Score        Ratio
 =================================================================================================
   North Dakota                2       $237,228     0.16%       $118,614        684      100.67%
   South Dakota                2        210,945     0.14         105,473        645      103.00
   Delaware                    1        195,454     0.13         195,454        683      105.00
   Maine                       1        181,562     0.12         181,562        754      107.00
   West Virginia               1        109,687     0.07         109,687        633      100.00
   Montana                     1         74,496     0.05          74,496        739      103.00
 -------------------------------------------------------------------------------------------------
       TOTAL:                962   $151,463,701   100.00%       $157,447        702      101.80%
 -------------------------------------------------------------------------------------------------

                   Mortgage Loan Purpose of the Adjustable Rate Mortgage Loans

 =================================================================================================
                                                Percentage
                                                    of
                                                 Adjustable    Average    Weighted     Weighted
                        Number of                  Rate                     Average     Average
                         Mortgage    Principal   Mortgage    Principal   Credit    Loan-to-Value
   Loan Purpose           Loans      Balance       Loans      Balance      Score       Ratio
 =================================================================================================
   Purchase                   770   $120,393,096     79.49%    $156,355      710       101.38%
   Equity Refinance           152     24,292,263     16.04      159,818      670       103.51
   Rate/Term Refinance         40      6,778,343      4.48      169,459      677       103.26
 -------------------------------------------------------------------------------------------------
         TOTAL:               962   $151,463,701    100.00%    $157,447      702       101.80%
 -------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 50)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

             Mortgage Loan Documentation Type of the Adjustable Rate Mortgage Loans

 =================================================================================================
                                                 Percentage
                                                      of
                                                  Adjustable               Weighted     Weighted
                        Number of                   Rate       Average     Average      Average
                        Mortgage     Principal    Mortgage    Principal     Credit    Loan-to-Value
   Documentation Type     Loans       Balance       Loans      Balance      Score        Ratio
 =================================================================================================
   Full Documentation          777   $122,032,062     80.57%    $157,055       692        102.31%
   Reduced Documentation       185     29,431,639    19.43       159,090       743        99.72
 -------------------------------------------------------------------------------------------------
         TOTAL:                962   $151,463,701    100.00%    $157,447       702        101.80%
 -------------------------------------------------------------------------------------------------

                      Occupancy Types of the Adjustable Rate Mortgage Loans

 =================================================================================================
                                                 Percentage
                                                      of
                                                  Adjustable             Weighted     Weighted
                        Number of                  Rate         Average    Average     Average
                        Mortgage     Principal    Mortgage    Principal  Credit    Loan-to-Value
     Occupancy            Loans       Balance       Loans      Balance     Score       Ratio
 =================================================================================================
   Primary Residence          851   $136,722,188    90.27%    $160,661      697       102.36%
   Non Owner-occupied          87     10,999,321     7.26      126,429      759        94.85
   Second/Vacation             24      3,742,193     2.47      155,925      742       101.81
 -------------------------------------------------------------------------------------------------
         TOTAL:               962   $151,463,701   100.00%    $157,447      702       101.80%
 -------------------------------------------------------------------------------------------------

                 Mortgaged Property Types of the Adjustable Rate Mortgage Loans

 =================================================================================================
                                                     Percentage
                                                         of
                                    Number           Adjustable            Weighted    Weighted
                                     of                 Rate     Average    Average     Average
                                   Mortgage Principal  Mortgage Principal   Credit   Loan-to-Value
     Property Type                   Loans    Balance   Loans    Balance    Score       Ratio
 =================================================================================================
   Single-family detached             673   $103,316,470  68.21%  $153,516      700      101.77%
   Planned Unit Developments
   (detached)                          88    15,904,782   10.50    180,736      704      101.84
   Condo Low-Rise (less than 5
   stories)                            93    13,888,465    9.17    149,338      704      102.43
   Two-to-four family units            47     8,456,248    5.58    179,920      730      100.22
   Planned Unit Developments
   (attached)                          41     7,447,285    4.92    181,641      699      102.47
   Townhouse                           19     2,263,371    1.49    119,125      703      102.69
   Leasehold                            1       187,081    0.12    187,081      737      107.00
 -------------------------------------------------------------------------------------------------
              TOTAL:                  962  $151,463,701  100.00%  $157,447      702      101.80%
 -------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 51)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

                       Credit Grades of the Adjustable Rate Mortgage Loans

 =================================================================================================
                                                 Percentage
                                                     of
                                                 Adjustable                Weighted     Weighted
                       Number of                    Rate        Average     Average     Average
                        Mortgage      Principal     Mortgage   Principal    Credit    Loan-to-Value
   Credit Grade          Loans        Balance        Loans      Balance      Score       Ratio
 =================================================================================================
   A1                      438      $70,258,379     46.39%      $160,407       750        100.75%
   A2                      176       29,717,868     19.62        168,852       698        104.35
   A3                      123       20,100,205     13.27        163,416       647        101.92
   A4                      225       31,387,248     20.72        139,499       636        101.68
 -------------------------------------------------------------------------------------------------
       TOTAL:              962     $151,463,701    100.00%      $157,447       702        101.80%
 -------------------------------------------------------------------------------------------------

                   Prepayment Penalty Terms of the Adjustable Rate Mortgage Loans

 =================================================================================================
                                                  Percentage
                                                       of
                                                   Adjustable             Weighted    Weighted
                     Number of                      Rate        Average   Average     Average
    Prepayment       Mortgage       Principal      Mortgage    Principal  Credit   Loan-to-Value
    Penalty Term       Loans         Balance         Loans      Balance    Score       Ratio
 =================================================================================================
   None                     409        $63,227,766    41.74%     $154,591      703       101.69%
   12 Months                 26          4,363,575     2.88       167,830      706       102.06
   24 Months                295         47,393,063    31.29       160,654      699       101.94
   36 Months                231         36,311,588    23.97       157,193      704       101.78
   Other(1)                   1            167,710     0.11       167,710      685       105.00
 -------------------------------------------------------------------------------------------------
       TOTAL:               962       $151,463,701    100.00%    $157,447      702       101.80%
 -------------------------------------------------------------------------------------------------

        (1) Not 0, 12, 24 or 36 months and not more than 36 months

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 52)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

                         Note Margins of the Adjustable Rate Mortgage Loans

 =================================================================================================
                                                 Percentage
                                                      of
                                                  Adjustable              Weighted    Weighted
                       Number of                    Rate       Average    Average     Average
      Range of         Mortgage      Principal    Mortgage    Principal  Credit    Loan-to-Value
  Note Margins (%)       Loans        Balance       Loans      Balance     Score       Ratio
 =================================================================================================
   3.0000% - 3.4999%        418    $67,551,360     44.60%     $161,606       749        100.84%
   3.5000% - 3.9999%         23      3,304,830      2.18       143,688       747        100.10
   4.0000% - 4.4999%        159     27,423,472     18.11       172,475       697        104.32
   4.5000% - 4.9999%         13      1,626,223      1.07       125,094       698        103.72
   5.0000% - 5.4999%        117     19,012,542     12.55       162,500       648        102.07
   5.5000% - 5.9999%          8      1,389,416      0.92       173,677       644        100.88
   6.0000% - 6.4999%        201     27,884,580     18.41       138,729       636        101.69
   6.5000% - 6.9999%         22      3,094,645      2.04       140,666       629        101.35
   7.5000% - 7.9999%          1        176,632      0.12       176,632       648        100.00
 -------------------------------------------------------------------------------------------------
       TOTAL:               962   $151,463,701    100.00%     $157,447       702        101.80%
 -------------------------------------------------------------------------------------------------

                       Maximum Mortgage of the Adjustable Rate Mortgage Loans

 =================================================================================================
                                                 Percentage
                                                      of
                                                  Adjustable             Weighted     Weighted
                       Number of                     Rate       Average    Average     Average
  Range of Maximum     Mortgage      Principal    Mortgage    Principal  Credit    Loan-to-Value
 Mortgage Rates (%)      Loans        Balance       Loans      Balance     Score       Ratio
 =================================================================================================
   11.0000% - 11.9999%         4     $1,349,068     0.89%     $337,267       761       104.48%
   12.0000% - 12.9999%       425     71,289,942    47.07       167,741       733       102.25
   13.0000% - 13.9999%       409     62,697,995    41.39       153,296       685       101.21
   14.0000% - 14.9999%       122     15,881,991    10.49       130,180       628       101.94
   15.0000% - 15.9999%         2        244,705     0.16       122,353       630       101.32
 -------------------------------------------------------------------------------------------------
       TOTAL:                962   $151,463,701   100.00%     $157,447       702       101.80%
 -------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________
                                     BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding
Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"),
which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Residential Asset Mortgage Products, Inc.
RAMP Series 2004-RZ4 Trust
Computational Materials:  Preliminary Term Sheet (Page 53)

----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                   IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------

                       Minimum Mortgage of the Adjustable Rate Mortgage Loans

 =================================================================================================
                                                   Percentage
                                                        of
                                                    Adjustable             Weighted    Weighted
                        Number of                      Rate       Average   Average     Average
   Range of Minimum      Mortgage      Principal     Mortgage    Principal   Credit   Loan-to-Value
  Mortgage Rates (%)      Loans        Balance        Loans      Balance     Score      Ratio
 =================================================================================================
   3.0000% - 3.9999%         421      $67,315,457    44.44%     $159,894      749       100.90%
   4.0000% - 4.9999%         162       27,563,991    18.20       170,148      697       104.38
   5.0000% - 5.9999%         125       20,490,179    13.53       163,921      649       101.89
   6.0000% - 6.9999%         222       31,659,428    20.90       142,610      643       101.57
   7.0000% - 7.9999%          25        3,694,413     2.44       147,777      707       100.58
   8.0000% - 8.9999%           7          740,233     0.49       105,748      618       101.88
 -------------------------------------------------------------------------------------------------
        TOTAL:               962     $151,463,701   100.00%     $157,447      702       101.80%
 -------------------------------------------------------------------------------------------------

             Next Interest Rate Adjustment Dates of the Adjustable Rate Mortgage Loans

 =================================================================================================
                                                   Percentage
                                                       of
                                                   Adjustable               Weighted   Weighted
                         Number of                    Rate        Average    Average     Average
  Next Interest Rate      Mortgage     Principal     Mortgage    Principal   Credit   Loan-to-Value
     Adjustment Date       Loans       Balance        Loans      Balance     Score       Ratio
 =================================================================================================
   December 2005                3       $318,428      0.21%     $106,143      684      102.42%
   February 2006                1        112,988      0.07       112,988      617      103.00
   March 2006                   1         49,622      0.03        49,622      771      100.00
   May 2006                     2        247,285      0.16       123,643      668      104.58
   June 2006                    4        689,361      0.46       172,340      727      101.75
   July 2006                   12      1,842,246      1.22       153,521      683      103.15
   August 2006                 11      1,379,632      0.91       125,421      692      101.32
   September 2006              52      8,984,034      5.93       172,770      692      102.23
   October 2006               118     18,716,543     12.36       158,615      693      101.98
   November 2006               87     13,223,851      8.73       151,998      699      102.49
   December 2006               26      4,432,734      2.93       170,490      683      103.51
   March 2007                   2        524,703      0.35       262,351      707      106.36
   April 2007                   1         84,116      0.06        84,116      682      107.00
   May 2007                     8      1,046,630      0.69       130,829      699      102.48
   June 2007                    5        862,029      0.57       172,406      721       97.78
   July 2007                    3        352,191      0.23       117,397      708       95.76
   August 2007                 13      2,036,258      1.34       156,635      722      102.15
   September 2007              84     12,396,823      8.18       147,581      707      101.82
   October 2007               229     36,257,905     23.94       158,331      707      101.41
   November 2007              207     32,360,817     21.37       156,332      704      101.57
   December 2007               93     15,545,503     10.26       167,156      709      101.59
 -------------------------------------------------------------------------------------------------
         TOTAL:               962   $151,463,701    100.00%     $157,447      702      101.80%
 -------------------------------------------------------------------------------------------------